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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 31, 2015 through August 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Short Term
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    STABX
                        Class C    PSHCX
                        Class C2   STIIX
                        Class K    STIKX
                        Class Y    PSHYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          77

Notes to Financial Statements                                                 86

Report of Independent Registered Public Accounting Firm                       97

Trustees, Officers and Service Providers                                      99

                      Pioneer Short Term Income Fund | Annual Report | 8/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Short Term Income Fund | Annual Report | 8/31/16 proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
August 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/16 3

Portfolio Management Discussion | 8/31/16

In the following interview, portfolio managers Charles Melchreit and Seth Roman discuss the factors that influenced Pioneer Short Term Income Fund's performance for the 12-month period ended February August 31, 2016. Mr. Melchreit, Director of Investment Grade, a senior vice president, and a portfolio manager at Pioneer, and Mr. Roman, a vice president and portfolio manager at Pioneer, are responsible for the day-today management of the Fund*.

Q    How did the Fund perform during the 12-month period ended August 31, 2016?

A Pioneer Short Term Income Fund's Class A shares returned 1.50% at net asset value during the 12-month period ended August 31, 2016, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Index (the Bloomberg Barclays Index), also returned 1.50%. During the same period, the average return of the 321 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.74%, and the average return of the 584 mutual funds in Morningstar's Short-Term Bond Funds category was 1.85%.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2016?

A Entering the period, the implications of slowing economic growth in China for the overall global economy were front and center in the minds of investors in the wake of the Chinese government's August 2015 devaluation of the yuan currency. The government's action raised fears of a global currency war and were viewed as a red flag concerning China's ability to rebalance its economy without being sidelined as a source of incremental demand. At home, export-focused U.S. firms continued to feel the effects of both weakened overseas demand and a strong U.S. dollar. Against that backdrop, the U.S. Federal Reserve (the Fed) demurred with respect to the initiation of a rate-hiking cycle at its fall 2015 meetings.

     As the period progressed, there were increasing signs that U.S. economic growth had become self-sustaining, most notably strong jobs reports and even some long-awaited upward pressure on wages. As a result, the market came to view a December 2015 increase in the Fed's benchmark short-term

* Note to shareholders: Effective March 18, 2016, Mr. Roman replaced Richard Schlanger as a portfolio manager on Pioneer Short Term Income Fund, due to Mr. Schlanger's retirement after 28 years with Pioneer Investments.

4 Pioneer Short Term Income Fund | Annual Report | 8/31/16 rate as likely. Ultimately, the Fed raised the benchmark Federal funds rate by 25 basis points (0.25%) in December, a move investors took as a positive sign with respect to domestic economic conditions.

     However, the market's tenor would take a sharp turn for the worse entering 2016. Further declines in oil and other commodities prices raised alarm over global economic growth, and led to increased credit sensitivity on the part of investors. The result was a flight-to-safety trend that pushed down yields substantially on all but the shortest-term U.S. Treasuries. Given the increased uncertainty about the global economic growth outlook, the Fed indicated that it would push back the timetable for further rate hikes, after initially signaling its intent to raise rates as many as four times in 2016.

     Beginning around mid-February, so-called "risk" assets launched a rally, supported by stabilizing oil prices, which have come to be viewed by many as the leading proxy for the global demand outlook. The improvement in market sentiment received a large boost from the actions of central banks, including indications that the People's Bank of China was easing credit availability in an effort to maintain reasonable economic growth in that country, and the initiation of an expanded asset purchase program on the part of the European Central Bank. The surprise result of the late-June referendum in the United Kingdom in favor of the country's leaving the European Union briefly revived the flight-to-safety trade, but credit-sensitive sectors recovered their losses within a matter of days.

     Over the full 12-month period ended August 31, 2016, the yield curve flattened as longer-term interest rates declined. To illustrate, the two-year Treasury yield rose by 0.06% over the 12 months, from 0.74% to 0.80%, while the five-year yield declined by 0.36%, from 1.55% to 1.19%, and the 10-year yield declined by 0.64%, from 2.22% to 1.58%. Performance in the credit-sensitive sectors of the market relative to Treasuries was generally positive for the 12-month period.

Q Can you review the Fund's principal investment strategies and their effects on benchmark-relative performance during the 12-month period ended August 31, 2016?

A In broad terms, the Fund's significant underweighting of U.S. Treasuries compared with the Bloomberg Barclays Index contributed positively to benchmark-relative performance, as credit sectors outperformed Treasuries

                      Pioneer Short Term Income Fund | Annual Report | 8/31/16 5 over the full 12 months. Other positive contributors to benchmark-relative returns came from the Fund's exposure to a number of sectors not included in the Bloomberg Barclays Index. These included so-called "catastrophe
     (CAT) bonds," which are used by insurers to spread the risk of having to pay out claims on a major disaster, such as a flood or an earthquake. Investors were attracted to the yields and lack of correlation to traditional credit risk associated with CAT bonds. In addition, the 12-month period saw little in the way of natural disasters and associated payouts by insurers. Non-benchmark holdings in the portfolio of floating-rate commercial mortgage-backed securities also added to relative performance, as did the Fund's allocation to asset-backed securities such as those backed by home equity loans, auto loans, and credit card receivables. The asset-backed (ABS) segment of the market held up well early in the period relative to most other credit-oriented sectors, as ABS fundamentals have benefited from recent improvements in consumer balance sheets. Finally, the Fund's allocations to floating-rate bank loans outperformed the benchmark.

     The leading detractor from the Fund's benchmark-relative returns during the 12-month period was duration positioning. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The portfolio's duration positioning was conservative during the 12-month period, in light of the outlook for the Fed to raise its benchmark Federal funds rate over the short-to-medium term. In keeping the Fund's duration short relative to the Bloomberg Barclays Index, we accepted the loss of some income generation in exchange for improved price stability should interest rates rise. Unfortunately, concerns over global economic growth suppressed interest-rate levels during the 12 months and pushed out expectations regarding future Fed rate hikes.

     Over the period, we reduced the Fund's overall credit sensitivity at the margins as spreads tightened and valuations became less attractive in credit-sensitive sectors. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) This entailed modest trimming of the

6 Pioneer Short Term Income Fund | Annual Report | 8/31/16 portfolio's exposures to non-agency mortgage-backed securities, commercial mortgage-backed securities, CAT bonds, and bank loans, along with a corresponding increase in the Fund's allocation to U.S. Treasuries.

Q Can you discuss the factors that affected the Fund's income generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2016?

A As described earlier, our decision to focus on securities with shorter maturities in order to minimize exposure to any future increase in interest rates acted as a constraint on the Fund's income generation during the period. Conversely, yields on many floating-rate securities held in the Fund reset higher during the period in the wake of the Fed's December 2015 rate hike.

Q What role did derivatives play in the Fund's investment process and results?

A The Fund used futures contracts to manage overall portfolio duration. The use of derivatives did not have a material impact on performance.

Q    What is your assessment of the current climate for fixed income investing?

A We continue to view the U.S. economic backdrop of moderate growth as supportive of credit market fundamentals. Consumers have been largely successful in deleveraging, and now are receiving support from higher home valuations, lower energy costs, and improved employment growth. Moreover, state and local governments have gradually been returning to more historically normal levels of hiring. That said, the U.S. economic recovery has been ongoing for more than seven years, and it would seem likely that we are relatively late in the credit cycle. In addition, valuations in the spread sectors have become less attractive given the excess returns (compared with Treasuries) they have already experienced. On balance, we remain constructive on our outlook for the spread sectors, but we continue to strive to avoid adding risk to the Fund's portfolio without receiving adequate compensation.

     The Fund's overall duration at the end of the 12-month period was 1.07 years, as compared to 1.92 years for the Bloomberg Barclays Index. We remain comfortable with maintaining an overall portfolio duration and

                      Pioneer Short Term Income Fund | Annual Report | 8/31/16 7 interest-rate sensitivity that is below that of the benchmark. While the Fed has been in "wait and see" mode with respect to further rate increases, the short-term LIBOR benchmark commonly referenced by floating-rate issuers has already bumped upwards in anticipation of the Fed's ultimate resumption of its rate-hiking cycle. Also driving the increases in LIBOR rates is reduced demand from prime money market fund managers, who have been adding liquidity in the form of very short-term government issues in preparation for new pricing and redemption policy guidelines that take effect in October. We continue to allocate a significant portion of the Fund's assets to floating-rate securities.

     We will continue to monitor macroeconomic factors with the potential to affect the markets, while remaining principally focused on adding value to the Fund at the level of individual security selection. As always, we will seek to provide a high level of current income for shareholders, while limiting the impact of interest-rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 19-76 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/16

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/16 9

Portfolio Summary | 8/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        31.0%
U.S. Corporate Bonds                                                       26.7%
Asset Backed Securities                                                    13.5%
U.S. Government Securities                                                  9.9%
International Corporate Bonds                                               9.7%
Senior Secured Loans                                                        6.5%
Municipal Bonds                                                             1.8%
Temporary Cash Investments                                                  0.9%

* Includes investments in insurance-linked securities totaling 6.3% of total investment portfolio.

10 Largest Holdings**
--------------------------------------------------------------------------------

 1. U.S. Treasury Notes, 0.625%, 6/30/17                                             2.18%
------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 2.25%, 11/30/17                                             1.02
------------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 1.0%, 3/31/17                                               0.70
------------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 0.875%, 1/15/18                                             0.70
------------------------------------------------------------------------------------------
 5. Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41   0.50
------------------------------------------------------------------------------------------
 6. Mississippi Business Finance Corp., Floating Rate Note, 12/1/30                  0.50
------------------------------------------------------------------------------------------
 7. Verizon Communications, Inc., Floating Rate Note, 9/15/16                        0.44
------------------------------------------------------------------------------------------
 8. Mississippi Business Finance Corp., Floating Rate Note, 11/1/35                  0.42
------------------------------------------------------------------------------------------
 9. Fannie Mae, 3.0%, 6/25/22                                                        0.36
------------------------------------------------------------------------------------------
10. U.S. Treasury Notes, 0.625%, 11/30/17                                            0.36
------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Prices and Distributions | 8/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       8/31/16                        8/31/15
--------------------------------------------------------------------------------
           A                         $9.56                           $9.57
--------------------------------------------------------------------------------
           C                         $9.54                           $9.55
--------------------------------------------------------------------------------
          C2                         $9.55                           $9.56
--------------------------------------------------------------------------------
           K                         $9.57                           $9.58
--------------------------------------------------------------------------------
           Y                         $9.54                           $9.55
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-8/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term         Long-Term
         Class            Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.1524               $--                 $--
--------------------------------------------------------------------------------
           C             $0.1287               $--                 $--
--------------------------------------------------------------------------------
          C2             $0.1309               $--                 $--
--------------------------------------------------------------------------------
           K             $0.1815               $--                 $--
--------------------------------------------------------------------------------
           Y             $0.1716               $--                 $--
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 11

Performance Update | 8/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                              Bloomberg
                                              Barclays
                 Net           Public         One- to
                 Asset         Offering       Three-Year
                 Value         Price          Government/
Period           (NAV)         (POP)          Credit Index
--------------------------------------------------------------------------------
10 Years         2.90%          2.64%         2.63%
5 Years          1.90           1.38          0.99
1 Year           1.50          -1.08          1.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
          Gross
--------------------------------------------------------------------------------
          0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term        Bloomberg Barclays One- to Three-Year
                   Income Fund               Government/Credit Index
8/06               $ 9,750                   $10,000
8/07               $10,206                   $10,542
8/08               $10,428                   $11,158
8/09               $10,835                   $11,735
8/10               $11,614                   $12,134
8/11               $11,810                   $12,344
8/12               $12,282                   $12,475
8/13               $12,492                   $12,531
8/14               $12,690                   $12,672
8/15               $12,784                   $12,774
8/16               $12,976                   $12,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                           Bloomberg
                                           Barclays
                                           One- to
                                           Three-Year
                If          If             Government/
Period          Held        Redeemed       Credit Index
--------------------------------------------------------------------------------
10 Years        2.25%       2.25%          2.63%
5 Years         1.44        1.44           0.99
1 Year          1.25        1.25           1.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
           Gross
--------------------------------------------------------------------------------
           1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term        Bloomberg Barclays One- to Three-Year
                   Income Fund               Government/Credit Index
8/06               $10,000                   $10,000
8/07               $10,379                   $10,542
8/08               $10,509                   $11,158
8/09               $10,839                   $11,735
8/10               $11,524                   $12,134
8/11               $11,631                   $12,344
8/12               $12,001                   $12,475
8/13               $12,132                   $12,531
8/14               $12,291                   $12,672
8/15               $12,340                   $12,774
8/16               $12,495                   $12,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 13

Performance Update | 8/31/16                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                       Bloomberg
                                       Barclays
                                       One- to
                                       Three-Year
                If        If           Government/
Period          Held      Redeemed     Credit Index
--------------------------------------------------------------------------------
10 Years        2.27%     2.27%        2.63%
5 Years         1.48      1.48         0.99
1 Year          1.28      1.28         1.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Short Term        Bloomberg Barclays One- to Three-Year
                   Income Fund               Government/Credit Index
8/06               $10,000                   $10,000
8/07               $10,379                   $10,542
8/08               $10,509                   $11,158
8/09               $10,839                   $11,735
8/10               $11,524                   $12,134
8/11               $11,631                   $12,344
8/12               $12,001                   $12,475
8/13               $12,132                   $12,531
8/14               $12,299                   $12,672
8/15               $12,362                   $12,774
8/16               $12,520                   $12,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                Bloomberg
                                Barclays
                Net             One- to
                Asset           Three-Year
                Value           Government/
Period          (NAV)           Credit Index
--------------------------------------------------------------------------------
10 Years        2.97%           2.63%
5 Years         2.04            0.99
1 Year          1.81            1.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Short Term        Bloomberg Barclays One- to Three-Year
                   Income Fund               Government/Credit Index
8/06               $5,000,000                $5,000,000
8/07               $5,233,862                $5,270,918
8/08               $5,347,912                $5,579,204
8/09               $5,556,233                $5,867,561
8/10               $5,955,792                $6,066,805
8/11               $6,056,255                $6,172,161
8/12               $6,298,469                $6,237,504
8/13               $6,406,166                $6,265,477
8/14               $6,507,566                $6,335,801
8/15               $6,579,078                $6,387,129
8/16               $6,698,240                $6,482,782

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 15

Performance Update | 8/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                  Net               One- to
                  Asset             Three-Year
                  Value             Government/
Period            (NAV)             Credit Index
--------------------------------------------------------------------------------
10 Years          3.19%             2.63%
5 Years           2.15              0.99
1 Year            1.71              1.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Short Term        Bloomberg Barclays One- to Three-Year
                   Income Fund               Government/Credit Index
8/06               $5,000,000                $5,000,000
8/07               $5,248,163                $5,270,918
8/08               $5,376,877                $5,579,204
8/09               $5,598,053                $5,867,561
8/10               $6,025,785                $6,066,805
8/11               $6,150,310                $6,172,161
8/12               $6,411,300                $6,237,504
8/13               $6,541,516                $6,265,477
8/14               $6,662,148                $6,335,801
8/15               $6,726,851                $6,387,129
8/16               $6,841,964                $6,482,782

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------
Ending Account            $1,015.00   $1,013.72  $1,014.93  $1,017.49  $1,017.00
Value (after expenses)
on 8/31/16
--------------------------------------------------------------------------------
Expenses Paid             $    4.00   $    5.31  $    5.27  $    2.54  $    2.99
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.79%, 1.05%, 1.04%, 0.50%, and 0.59% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the one-half year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------
Ending Account            $1,021.17   $1,019.86  $1,019.91  $1,022.62  $1,022.17
Value (after expenses)
on 8/31/16
--------------------------------------------------------------------------------
Expenses Paid             $    4.01   $    5.33  $    5.28  $    2.54  $    3.00
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.79%, 1.05%, 1.04%, 0.50%, and 0.59% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Schedule of Investments | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 13.5%
                               ENERGY -- 0.2%
                               Oil & Gas Exploration & Production -- 0.2%
     181,365          1.26     Equity One Mortgage Pass-Through Trust 2003-1,
                               Floating Rate Note, 8/25/33                           $       180,064
     750,000          2.01     NCF Dealer Floorplan Master Trust, Floating Rate
                               Note, 10/20/20 (144A)                                         735,893
     341,735                   Pretium Mortgage Credit Partners I 2016-NPL4
                               LLC, 4.0%, 7/25/31 (Step) (144A)                              342,895
                                                                                     ---------------
                                                                                     $     1,258,852
                                                                                     ---------------
                               Total Energy                                          $     1,258,852
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.1%
                               Trucking -- 0.1%
     600,000          2.51     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               12/10/27 (144A)                                       $       596,160
     121,782          0.87     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               4/10/28 (144A)                                                121,741
                                                                                     ---------------
                                                                                     $       717,901
----------------------------------------------------------------------------------------------------
                               Marine Ports & Services -- 0.0%+
     109,811                   Global Container Assets 2013-1, Ltd., 2.2%,
                               11/6/28 (144A)                                        $       109,538
                                                                                     ---------------
                               Total Transportation                                  $       827,439
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.0%+
                               Hotels, Resorts & Cruise Lines -- 0.0%+
      78,496                   Westgate Resorts 2012-A LLC, 3.75%,
                               8/20/25 (144A)                                        $        78,305
                                                                                     ---------------
                               Total Consumer Services                               $        78,305
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                               Health Care Distributors -- 0.1%
     300,000                   OneMain Financial Issuance Trust 2015-1,
                               3.19%, 3/18/26 (144A)                                 $       303,314
                                                                                     ---------------
                               Total Health Care Equipment & Services                $       303,314
----------------------------------------------------------------------------------------------------
                               BANKS -- 10.9%
                               Thrifts & Mortgage Finance -- 10.9%
       2,965          0.93     ACAS CLO 2007-1, Ltd., Floating Rate Note,
                               4/20/21 (144A)                                        $         2,962
     184,455                   Access Point Funding I 2015-A LLC, 2.61%,
                               4/15/20 (144A)                                                184,167
      80,055          1.09     Accredited Mortgage Loan Trust 2005-2,
                               Floating Rate Note, 7/25/35                                    79,667
     198,563          1.24     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Ctfs Series 2004-3, Floating
                               Rate Note, 9/25/34                                            196,369


The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 19

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      64,650          1.62     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Ctfs Series 2004-3, Floating
                               Rate Note, 9/25/34                                    $        64,107
      59,489          0.89     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Ctfs Ser 2005-4, Floating Rate
                               Note, 10/25/35                                                 58,818
     665,000          1.86     American Homes 4 Rent 2014-SFR1, Floating
                               Rate Note, 6/17/31                                            660,985
     602,358          0.91     Ameriquest Mortgage Securities Inc Asset-
                               Backed Pass-Through Ctfs Ser 2004-R6,
                               Floating Rate Note, 7/25/34                                   594,355
     396,814          0.82     Ameriquest Mortgage Securities, Inc., Asset-
                               Backed Pass-Through Ctfs Series 2005-R11,
                               Floating Rate Note, 1/25/36                                   390,753
      15,699          4.27     Ameriquest Mortgage Securities, Inc., Asset-
                               Backed Pass-Through Ctfs Series 03-AR3,
                               Floating Rate Note, 6/25/33                                    15,675
     101,788          1.16     Ameriquest Mortgage Securities, Inc., Asset-
                               Backed Pass-Through Ctfs Series 2005-R1,
                               Floating Rate Note, 3/25/35                                   101,710
      72,397          1.08     AMRESCO Residential Securities Corp Mortgage
                               Loan Trust 1997-3, Floating Rate Note, 9/25/27                 71,160
     510,000                   Ascentium Equipment Receivables 2015-1 LLC,
                               3.24%, 1/10/22 (144A)                                         511,052
     289,851          4.03     Asset Backed Securities Corp Home Equity Loan
                               Trust Series 2003-HE1, Floating Rate
                               Note, 1/15/33                                                 292,762
     269,236          1.24     Asset Backed Securities Corp Home Equity Loan
                               Trust Series 2004-HE6, Floating Rate
                               Note, 9/25/34                                                 266,737
      27,589          1.23     Asset Backed Securities Corp Home Equity Loan
                               Trust Series 2005-HE3, Floating Rate
                               Note, 4/25/35                                                  27,476
      37,052          0.72     Asset Backed Securities Corp Home Equity Loan
                               Trust Series AEG 2006-HE1, Floating Rate
                               Note, 1/25/36                                                  36,210
     299,996                   Axis Equipment Finance Receivables III LLC,
                               3.41%, 4/20/20 (144A)                                         295,363
     782,989                   Axis Equipment Finance Receivables III LLC,
                               5.27%, 5/20/20 (144A)                                         749,471
     600,000          0.90     BA Credit Card Trust, Floating Rate Note, 10/15/21            601,293
     500,000          0.85     Barclays Dryrock Issuance Trust, Floating Rate
                               Note, 3/16/20                                                 500,394
     218,459          4.91     Bayview Financial Asset Trust 2003-A, Floating
                               Rate Note, 2/25/33 (144A)                                     219,140
     683,080          1.02     Bayview Financial Mortgage Pass-Through Trust
                               2005-C, Floating Rate Note, 6/28/44                           679,933

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      88,149          0.82     Bayview Financial Mortgage Pass-Through Trust
                               2006-B, Floating Rate Note, 4/28/36                   $        87,383
      12,352          0.79     Bayview Financial Mortgage Pass-Through Trust
                               2006-B, Floating Rate Note, 4/28/36                            12,243
      28,425          0.97     Bayview Financial Mortgage Pass-Through Trust
                               Series 2005-B, Floating Rate Note, 4/28/39                     28,395
     265,608          1.27     Bear Stearns Asset Backed Securities I Trust
                               2005-FR1, Floating Rate Note, 6/25/35                         263,903
      23,786          1.72     Bear Stearns Asset Backed Securities Trust
                               2004-2, Floating Rate Note, 8/25/34                            23,810
     125,121          1.01     Bear Stearns Asset Backed Securities Trust
                               2006-SD2, Floating Rate Note, 6/25/36                         122,827
     135,003          1.52     Bear Stearns Structured Products Trust 2007-
                               EMX1, Floating Rate Note, 3/25/37 (144A)                      133,700
     540,000                   CarMax Auto Owner Trust 2013-3, 2.15%, 5/15/19                543,284
     642,795          0.70     Carrington Mortgage Loan Trust Series 2006-
                               OPT1, Floating Rate Note, 12/26/35                            628,817
     330,131          1.14     CDC Mortgage Capital Trust 2002-HE1,
                               Floating Rate Note, 1/25/33                                   304,550
      62,928          1.06     Chase Funding Trust Series 2003-3, Floating
                               Rate Note, 4/25/33                                             56,397
     170,499                   Chase Funding Trust Series 2003-6, 4.277%,
                               11/27/34 (Step)                                               173,837
     200,000          1.66     Chesapeake Funding II LLC, Floating Rate
                               Note, 3/15/28 (144A)                                          201,657
     600,000                   Citibank Credit Card Issuance Trust,
                               1.02%, 2/22/19                                                600,223
     500,000          1.64     Citibank Credit Card Issuance Trust, Floating
                               Rate Note, 1/23/20                                            506,764
     200,000          0.94     Citibank Credit Card Issuance Trust, Floating
                               Rate Note, 9/10/20                                            200,900
     249,102          0.72     Citigroup Mortgage Loan Trust 2006-SHL1,
                               Floating Rate Note, 11/27/45 (144A)                           243,536
      50,307          1.54     Citigroup Mortgage Loan Trust, Inc., Floating
                               Rate Note, 11/25/34                                            48,452
     218,488          1.27     Citigroup Mortgage Loan Trust, Inc., Floating
                               Rate Note, 5/25/35 (144A)                                     217,654
     170,000                   CNH Equipment Trust 2013-B, 0.99%, 11/15/18                   169,800
     189,144                   Colony American Finance 2015-1, Ltd.,
                               2.896%, 10/18/47 (144A)                                       191,333
     700,000          2.36     Colony American Homes 2014-1, Floating
                               Rate Note, 5/19/31 (144A)                                     696,089
     200,000          3.16     Colony Starwood Homes 2016-1 Trust,
                               Floating Rate Note, 7/17/33 (144A)                            203,557
     296,073                   Conn's Receivables Funding 2016-A LLC,
                               4.68%, 4/16/18 (144A)                                         295,971

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 21

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      621,381         1.98     Conseco Finance Home Equity Loan Trust
                               2002-C, Floating Rate Note, 4/15/32                   $       611,019
      145,564                  Consumer Credit Origination Loan Trust
                               2015-1, 2.82%, 3/15/21 (144A)                                 145,609
      137,020         4.77     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 12/25/35                                           137,725
      384,528         1.42     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 3/25/35                                            381,300
      415,576         1.62     Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 9/25/34 (144A)                                     400,077
      300,000                  CPS Auto Receivables Trust 2016-C, 2.48%,
                               9/15/20 (144A)                                                298,941
      250,000                  Credit Acceptance Auto Loan Trust 2016-2,
                               4.29%, 11/15/24 (144A)                                        250,052
       90,877         0.79     Credit Suisse Mortgage Capital Certificates,
                               Floating Rate Note, 10/27/36 (144A)                            89,939
      499,510                  CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                      495,764
      200,227                  Diamond Resorts Owner Trust 2014-1, 2.54%,
                               5/20/27 (144A)                                                200,317
      750,000                  Direct Capital Funding V LLC, 4.83%,
                               11/20/20 (144A)                                               751,863
      376,405         2.32     DRB Prime Student Loan Trust 2016-B, Floating
                               Rate Note, 6/25/40 (144A)                                     376,405
      451,341         3.53     Drug Royalty II LP 2, Floating Rate Note,
                               7/15/23 (144A)                                                454,917
        9,731                  DT Auto Owner Trust 2014-1, 2.64%,
                               10/15/19 (144A)                                                 9,746
      128,776         1.42     Ellington Loan Acquisition Trust 2007-1, Floating
                               Rate Note, 5/26/37 (144A)                                     128,131
      400,000                  Enterprise Fleet Financing LLC, 1.74%,
                               2/22/22 (144A)                                                398,702
      249,465         4.14     Equity One Mortgage Pass-Through Trust 2004-1,
                               Floating Rate Note, 4/25/34                                   250,480
      486,710         4.62     Equity One Mortgage Pass-Through Trust 2004-2,
                               Floating Rate Note, 7/25/34                                   490,196
        3,823                  Exeter Automobile Receivables Trust 2014-2,
                               1.06%, 8/15/18 (144A)                                           3,822
        5,106         1.60     Fieldstone Mortgage Investment Trust Series
                               2005-1, Floating Rate Note, 3/25/35                             5,106
    1,562,095         0.77     Fieldstone Mortgage Investment Trust Series
                               2005-3, Floating Rate Note, 2/25/36                         1,531,618
      123,744         2.02     First Franklin Mortgage Loan Trust 2002-FFA,
                               Floating Rate Note, 9/25/32                                   123,504
      305,150         1.82     First Franklin Mortgage Loan Trust 2003-FFC,
                               Floating Rate Note, 11/25/32                                  297,861
      154,495         1.00     First Franklin Mortgage Loan Trust 2005-FFH3,
                               Floating Rate Note, 9/25/35                                   154,163

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      16,638                   First Investors Auto Owner Trust 2013-1, 1.81%,
                               10/15/18 (144A)                                       $        16,638
     300,000                   First Investors Auto Owner Trust 2013-3,
                               2.32%, 10/15/19 (144A)                                        300,204
     700,000                   Flagship Credit Auto Trust 2013-1, 5.38%,
                               7/15/20 (144A)                                                706,192
     300,000                   Flagship Credit Auto Trust 2016-3, 1.61%,
                               12/15/19 (144A)                                               299,720
     448,815                   FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                      446,788
     100,000                   Ford Credit Auto Owner Trust 2013-D,
                               1.54%, 3/15/19                                                100,015
     553,000          2.57     Four Corners CLO II, Ltd., Floating Rate Note,
                               1/26/20 (144A)                                                538,706
     400,000                   Foursight Capital Automobile Receivables Trust
                               2016-1, 2.87%, 10/15/21 (144A)                                398,431
      95,917          0.93     Gale Force 3 CLO, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                                 95,218
     162,899                   GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                162,958
     200,528                   GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                        197,019
     554,298                   GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                    554,159
     674,072                   GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)               671,720
     314,662                   GO Financial Auto Securitization Trust 2015-2,
                               3.27%, 11/15/18 (144A)                                        316,186
     300,000                   Green Tree Agency Advance Funding Trust I
                               Series 2015-T1, 2.3019%, 10/15/46 (144A)                      299,901
     369,935          0.95     GSAA Trust, Floating Rate Note, 6/25/35                       347,711
      91,217          1.27     GSAMP Trust 2005-HE1, Floating Rate
                               Note, 12/25/34                                                 90,406
     103,881          0.82     GSAMP Trust 2006-SEA1, Floating Rate Note,
                               5/25/36 (144A)                                                103,504
     194,069          1.87     GSRPM Mortgage Loan Trust 2003-2, Floating
                               Rate Note, 6/25/33                                            187,079
     118,441          0.82     GSRPM Mortgage Loan Trust 2006-1, Floating
                               Rate Note, 3/25/35 (144A)                                     116,528
     103,628          0.82     GSRPM Mortgage Loan Trust 2006-2, Floating
                               Rate Note, 9/25/36 (144A)                                      99,417
     492,856                   Harley-Davidson Motorcycle Trust 2014-1,
                               1.1%, 9/15/19                                                 492,949
     500,000          3.86     Hertz Fleet Lease Funding LP, Floating Rate
                               Note, 4/10/30 (144A)                                          500,965
      25,368          0.69     Home Equity Asset Trust 2006-4, Floating
                               Rate Note, 8/25/36                                             25,132
      88,301          0.63     Home Equity Asset Trust 2006-8, Floating
                               Rate Note, 3/25/37                                             87,999
     164,196                   Home Equity Mortgage Trust, 5.821%,
                               4/25/35 (Step)                                                166,498

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 23

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      44,297                   Home Loan Trust 2003-HI1, 5.77%, 4/25/28 (Step)       $        44,655
     365,501          2.13     Home Partners of America 2016-1 Trust, Floating
                               Rate Note, 3/17/33 (144A)                                     368,015
     500,000          2.92     Home Partners of America 2016-2 Trust,
                               Floating Rate Note, 10/17/33 (144A)                           500,000
     532,137          1.23     HomeBanc Mortgage Trust 2004-2, Floating
                               Rate Note, 12/25/34                                           498,527
     500,000                   Hyundai Auto Receivables Trust 2014-B,
                               2.1%, 11/15/19                                                502,387
     674,941          1.38     Impac Secured Assets CMN Owner Trust, Floating
                               Rate Note, 2/25/35                                            663,711
     750,000          2.36     Invitation Homes 2013-SFR1 Trust, Floating Rate
                               Note, 12/17/30 (144A)                                         746,618
     600,000          2.11     Invitation Homes 2014-SFR2 Trust, Floating Rate
                               Note, 9/19/31 (144A)                                          600,000
     355,000                   Invitation Homes Trust 2014-SFR3 Class D,
                               3.51%, 12/17/31                                               358,669
     256,634          2.02     Irwin Whole Loan Home Equity Trust 2003-C,
                               Floating Rate Note, 6/25/28                                   253,984
     149,264          3.52     Irwin Whole Loan Home Equity Trust 2003-C,
                               Floating Rate Note, 6/25/28                                   148,593
      65,658          5.02     Irwin Whole Loan Home Equity Trust 2003-D,
                               Floating Rate Note, 11/25/28                                   65,524
     513,429          1.19     Irwin Whole Loan Home Equity Trust 2005-B,
                               Floating Rate Note, 12/25/29                                  504,545
      14,052          1.17     IXIS Real Estate Capital Trust 2005-HE4, Floating
                               Rate Note, 2/25/36                                             13,961
     138,853          0.67     JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                               Floating Rate Note, 5/25/36                                   138,559
     300,000                   Leaf Receivables Funding 11 LLC, 4.89%,
                               1/15/23 (144A)                                                300,966
     454,851          0.96     Lehman ABS Manufactured Housing Contract
                               Trust 2002-A, Floating Rate Note, 6/15/33                     447,799
     269,096                   Marriott Vacation Club Owner Trust 2012-1, 3.5%,
                               5/20/30 (144A)                                                273,709
      67,621          1.44     Morgan Stanley ABS Capital I Inc Trust 2004-SD3,
                               Floating Rate Note, 6/25/34 (144A)                             67,657
     145,613          1.12     Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                               Floating Rate Note, 3/25/35                                   145,122
     453,279                   MVW Owner Trust 2014-1, 2.7%, 9/22/31 (144A)                  453,481
     854,113                   Nations Equipment Finance Funding II LLC,
                               3.276%, 1/22/19 (144A)                                        854,983
     307,680                   Nations Equipment Finance Funding III LLC,
                               3.61%, 2/22/21 (144A)                                         307,506
     500,000                   Navitas Equipment Receivables LLC 2015-1,
                               3.4%, 11/15/18 (144A)                                         496,675

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     500,000          6.01     NCF Dealer Floorplan Master Trust, Floating
                               Rate Note, 3/21/22 (144A)                             $       487,972
     334,713          1.19     New Century Home Equity Loan Trust 2005-1,
                               Floating Rate Note, 3/25/35                                   332,783
      95,978          4.50     New Century Home Equity Loan Trust, Floating
                               Rate Note, 8/25/34                                             96,336
     300,000                   NextGear Floorplan Master Owner Trust, 2.61%,
                               10/15/19 (144A)                                               297,314
     560,000          2.10     NovaStar Mortgage Funding Trust Series
                               2004-3, Floating Rate Note, 12/25/34                          530,761
   1,109,960          2.17     NovaStar Mortgage Funding Trust Series
                               2004-4, Floating Rate Note, 3/25/35                         1,100,078
     300,000                   NYCTL 2016-A Trust, 1.47%, 11/10/29 (144A)                    300,000
     500,000                   Ocwen Master Advance Receivables Trust,
                               2.5207%, 8/17/48 (144A)                                       499,489
     300,000                   Ocwen Master Advance Receivables Trust,
                               3.704%, 11/15/47 (144A)                                       300,390
     600,000                   Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                 597,298
     203,482          0.78     Option One Mortgage Loan Trust 2005-4
                               Asset-Backed Certificates Series 2005-4,
                               Floating Rate Note, 11/25/35                                  202,686
      29,043          1.65     Option One Woodbridge Loan Trust 2002-1,
                               Floating Rate Note, 3/25/32 (144A)                             28,972
     147,182                   Orange Lake Timeshare Trust 2012-A, 4.87%,
                               3/10/27 (144A)                                                150,766
     500,000          2.21     Oscar US Funding Trust IV, Floating Rate Note,
                               7/15/20 (144A)                                                499,758
     300,000                   Oxford Finance Funding 2014-1 LLC, 3.475%,
                               12/15/22 (144A)                                               299,865
     714,932          1.65     Park Place Securities Inc Asset-Backed Pass-
                               Through Certificates Series 2004-MHQ, Floating
                               Rate Note, 12/25/34                                           712,838
     227,305          0.89     Park Place Securities, Inc. Asset-Backed Pass-
                               Through Certificates Series 2005-WHQ4, Floating
                               Rate Note, 9/25/35                                            225,613
     575,000          1.11     PFS Financing Corp., Floating Rate Note,
                               2/15/19 (144A)                                                574,641
     750,000          2.26     PFS Financing Corp., Floating Rate Note,
                               2/18/20 (144A)                                                747,694
     387,522                   Popular ABS Mortgage Pass-Through Trust
                               2004-4, 4.64202%, 9/25/34 (Step)                              365,604
     300,000                   Prestige Auto Receivables Trust 2013-1, 3.04%,
                               7/15/20 (144A)                                                300,629
     721,213                   Pretium Mortgage Credit Partners I 2016-NPL1,
                               4.375%, 2/27/31 (Step) (144A)                                 728,317
     350,000                   Progreso Receivables Funding IV LLC, 3.0%,
                               7/8/20 (144A)                                                 348,445

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 25

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     300,000          2.98     Progress Residential 2016-SFR1 Trust, Floating
                               Rate Note, 9/17/33 (144A)                             $       303,525
     231,949                   Purchasing Power Funding 2015-A LLC, 3.5%,
                               12/15/19 (144A)                                               231,659
     536,176          1.18     Quest Trust REMICS, Floating Rate Note,
                               3/25/34 (144A)                                                524,639
      98,783          1.47     RAAC Series 2005-RP1 Trust, Floating Rate
                               Note, 7/25/37 (144A)                                           98,220
     204,359          0.77     RAAC Series 2006-RP2 Trust, Floating Rate
                               Note, 2/25/37 (144A)                                          202,332
     113,985          5.07     RAMP Series 2003-RS9 Trust, Floating Rate
                               Note, 10/25/33                                                112,477
     104,601          1.45     RAMP Series 2004-RS11 Trust, Floating Rate
                               Note, 11/25/34                                                103,945
     277,354                   RBSHD 2013-1 Trust, 7.6853%, 10/25/47
                               (Step) (144A)                                                 277,349
      64,288          2.74     RFSC Series 2004-RP1 Trust, Floating Rate
                               Note, 11/25/42                                                 63,646
     204,882          1.31     SASCO Mortgage Loan Trust 2005-GEL1, Floating
                               Rate Note, 12/25/34                                           200,855
     212,274          0.98     Saxon Asset Securities Trust 2005-3, Floating
                               Rate Note, 11/25/35                                           210,181
     151,706          0.75     Saxon Asset Securities Trust 2005-4, Floating
                               Rate Note, 11/25/37                                           151,391
     363,352                   Sierra Auto Receivables Securitization Trust 2016-1,
                               2.85%, 1/18/22 (144A)                                         362,651
     750,000          2.56     Silver Bay Realty 2014-1 Trust, Floating Rate
                               Note, 9/18/31 (144A)                                          747,783
     292,171                   Skopos Auto Receivables Trust 2015-2, 3.55%,
                               2/17/20 (144A)                                                291,585
     450,000                   SNAAC Auto Receivables Trust 2013-1, 4.56%,
                               4/15/20 (144A)                                                450,468
     200,000          1.59     SoFi Professional Loan Program 2016-C LLC,
                               Floating Rate Note, 10/25/36 (144A)                           199,995
     126,858          0.78     Soundview Home Loan Trust 2005-OPT4, Floating
                               Rate Note, 12/25/35                                           125,156
     790,207          0.82     Specialty Underwriting & Residential Finance Trust
                               Series 2006-BC1, Floating Rate Note, 12/25/36                 780,945
     427,822                   SpringCastle America Funding LLC, 2.7%,
                               5/25/23 (144A)                                                428,175
     573,089                   Springleaf Funding Trust 2014-A, 2.41%,
                               12/15/22 (144A)                                               573,440
     323,836                   STORE Master Funding LLC, 5.77%, 8/20/42 (144A)               337,535
     308,044          1.21     Structured Asset Investment Loan Trust 2005-6,
                               Floating Rate Note, 7/25/35                                   307,124
     241,693                   Sunset Mortgage Loan Co 2014-NPL2 LLC, 3.721%,
                               11/16/44 (Step) (144A)                                        240,412

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     490,757                   SVO 2012-A VOI Mortgage LLC, 2.0%,
                               9/20/29 (144A)                                        $       485,090
     693,513          1.81     SWAY Residential 2014-1 Trust, Floating Rate
                               Note, 1/20/32 (144A)                                          694,834
     483,360                   Tax Ease Funding LLC Series 16-1A, 3.13%, 6/15/28             481,808
      35,292          1.20     Terwin Mortgage Trust Series TMTS 2005-10HE,
                               Floating Rate Note, 6/25/36                                    35,255
      78,459                   Terwin Mortgage Trust Series TMTS 2005-14HE,
                               4.8492%, 8/25/36 (Step)                                        79,971
     259,307                   Tidewater Auto Receivables Trust 2016-A,
                               2.3%, 9/15/19 (144A)                                          259,302
     250,000          1.76     Trade MAPS 1, Ltd., Floating Rate Note,
                               12/10/18 (144A)                                               248,877
     700,000          1.46     Trafigura Securitisation Finance Plc. 2014-1,
                               Floating Rate Note, 4/16/18 (144A)                            693,618
     500,000                   United Auto Credit Securitization Trust 2016-1,
                               3.55%, 8/15/19 (144A)                                         499,720
     214,125                   VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                   214,600
     537,751                   VOLT XLVII LLC, 3.75%, 6/25/46 (Step) (144A)                  538,918
     890,144                   VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                     889,716
     458,278                   VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                  458,273
   1,013,015                   VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)              1,020,443
     513,925                   VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                 515,192
     306,551                   VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                306,381
     864,335                   VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)               868,301
         895          0.90     Wells Fargo Home Equity Asset-Backed Securities
                               2005-3 Trust, Floating Rate Note, 12/25/35                        894
     600,000                   Westlake Automobile Receivables Trust 2016-1,
                               3.29%, 9/15/21 (144A)                                         608,141
                                                                                     ---------------
                                                                                     $    62,573,658
                                                                                     ---------------
                               Total Banks                                           $    62,573,658
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 2.0%
                               Other Diversified Financial Services -- 1.0%
     482,162          0.71     321 Henderson Receivables I LLC, Floating Rate
                               Note, 6/15/41 (144A)                                  $       466,824
     700,000                   American Credit Acceptance Receivables Trust
                               2014-1, 5.2%, 4/12/21 (144A)                                  695,251
     750,000                   American Credit Acceptance Receivables Trust
                               2014-2, 4.96%, 5/10/21 (144A)                                 759,103
     374,056                   AXIS Equipment Finance Receivables II LLC,
                               3.81%, 4/20/18 (144A)                                         374,806
     699,922                   AXIS Equipment Finance Receivables II LLC,
                               4.94%, 7/20/18 (144A)                                         705,542
     600,000          2.41     Colony American Homes 2014-2, Floating Rate
                               Note, 7/19/31 (144A)                                          594,430

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 27

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- (continued)
      216,637                  Diamond Resorts Owner Trust 2013-2, 2.62%,
                               5/20/26 (144A)                                        $       216,343
      276,626         0.75     Mastr Asset Backed Securities Trust 2006-AB1
                               REMICS, Floating Rate Note, 2/25/36                           275,062
      192,215         0.82     Mastr Specialized Loan Trust, Floating Rate Note,
                               1/25/36 (144A)                                                188,635
      207,698                  Navitas Equipment Receivables LLC 2013-1,
                               3.63%, 2/15/17 (144A)                                         207,669
      380,806                  PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)              378,569
      189,514                  Sierra Timeshare 2012-2 Receivables Funding
                               LLC, 2.38%, 3/20/29 (144A)                                    189,882
      227,056                  Sierra Timeshare 2012-3 Receivables Funding
                               LLC, 1.87%, 8/20/29 (144A)                                    225,395
       85,683                  Sierra Timeshare 2013-1 Receivables Funding
                               LLC, 2.39%, 11/20/29 (144A)                                    85,527
       72,680                  Sierra Timeshare 2013-2 Receivables Funding
                               LLC, 2.92%, 11/20/25 (144A)                                    73,024
      163,531                  Sierra Timeshare 2013-2 Receivables Funding
                               LLC, 4.75%, 11/20/25 (144A)                                   159,668
      170,282                  TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                     168,170
                                                                                     ---------------
                                                                                     $     5,763,900
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.0%+
      162,170                  Alterna Funding I LLC, 1.639%, 2/15/21 (144A)         $       158,521
----------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.8%
      760,000         1.31     American Express Credit Account Secured Note
                               Trust 2012-4, Floating Rate Note, 5/15/20 (144A)      $       759,054
      500,000                  AmeriCredit Automobile Receivables Trust 2012-4,
                               3.82%, 2/10/20 (144A)                                         503,196
      550,000                  AmeriCredit Automobile Receivables Trust 2013-4,
                               3.31%, 10/8/19                                                560,283
      300,000                  Chase Issuance Trust, 1.01%, 10/15/18                         300,051
      151,741                  CPS Auto Receivables Trust 2013-A, 1.89%,
                               6/15/20 (144A)                                                150,381
       41,246                  CPS Auto Receivables Trust 2013-B, 1.82%,
                               9/15/20 (144A)                                                 41,013
       21,656                  CPS Auto Receivables Trust 2014-A, 1.21%,
                               8/15/18 (144A)                                                 21,638
    1,000,000                  Credit Acceptance Auto Loan Trust 2014-2,
                               2.67%, 9/15/22 (144A)                                       1,003,749
      750,000                  Dell Equipment Finance Trust 2014-1, 2.68%,
                               6/22/20 (144A)                                                750,164
       31,678                  First Investors Auto Owner Trust 2013-2, 1.23%,
                               3/15/19 (144A)                                                 31,663
      607,809                  United Auto Credit Securitization Trust 2014-1,
                               2.38%, 10/15/18 (144A)                                        606,384
                                                                                     ---------------
                                                                                     $     4,727,576
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.1%
     187,887                   NewStar Commercial Lease Funding 2015-1 LLC,
                               3.27%, 4/15/19 (144A)                                 $       187,519
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.1%
     364,851          0.92     Chesapeake Funding LLC, Floating Rate Note,
                               3/9/26 (144A)                                         $       363,860
                                                                                     ---------------
                               Total Diversified Financials                          $    11,201,376
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Specialized REIT -- 0.1%
     397,213                   Hilton Grand Vacations Trust 2014-A, 2.07%,
                               11/25/26 (144A)                                       $       394,655
----------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.1%
     520,000          3.78     Home Partners of America 2016-1 Trust,
                               Floating Rate Note, 3/18/33 (144A)                    $       523,280
      55,033          0.71     HSI Asset Securitization Corp. Trust 2006-OPT1,
                               Floating Rate Note, 12/25/35                                   54,520
                                                                                     ---------------
                                                                                     $       577,800
                                                                                     ---------------
                               Total Real Estate                                     $       972,455
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.0%+
                               Independent Power Producers & Energy
                               Traders -- 0.0%
     168,195                   Centerpoint Energy Transition Bond Co. II LLC,
                               5.17%, 8/1/19                                         $       171,566
                                                                                     ---------------
                               Total Utilities                                       $       171,566
----------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.0%+
                               Government -- 0.0%+
     162,707          0.82     FHLMC Structured Pass Through Securities, Floating
                               Rate Note, 12/25/29                                   $       159,459
                                                                                     ---------------
                               Total Government                                      $       159,459
----------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $77,537,138)                                    $    77,546,424
----------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 30.9%
                               ENERGY -- 0.0%+
                               Oil & Gas Exploration & Production -- 0.0%+
     300,000          2.25     Arbor Realty Commercial Real Estate Notes 2016-FL1,
                               Ltd., Floating Rate Note, 9/15/26 (144A)              $       300,000
                                                                                     ---------------
                               Total Energy                                          $       300,000
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.1%
                               Construction & Engineering -- 0.1%
     325,958          2.94     Velocity Commercial Capital Loan Trust 2016-1,
                               Floating Rate Note, 4/25/46 (144A)                    $       326,936
                                                                                     ---------------
                               Total Capital Goods                                   $       326,936
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/16  29

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Hotels, Resorts & Cruise Lines -- 0.1%
      361,895                  Welk Resorts 2013-A LLC, 3.1%, 3/15/29 (144A)         $       365,261
                                                                                     ---------------
                               Total Consumer Services                               $       365,261
----------------------------------------------------------------------------------------------------
                               BANKS -- 18.6%
                               Thrifts & Mortgage Finance -- 18.6%
        7,296                  A10 Securitization 2013-1 LLC, 2.4%,
                               11/17/25 (144A)                                       $         7,294
      348,601                  A10 Term Asset Financing 2013-2 LLC, 2.62%,
                               11/15/27 (144A)                                               347,596
      489,841                  A10 Term Asset Financing 2014-1 LLC, 1.72%,
                               4/15/33 (144A)                                                487,312
       73,932         1.41     Aberdeen Loan Funding, Ltd., Floating Rate Note,
                               11/1/18 (144A)                                                 73,629
      364,310         1.94     ACRE Commercial Mortgage Trust 2014-FL2,
                               Floating Rate Note, 8/15/31 (144A)                            363,330
      198,985         1.08     Adjustable Rate Mortgage Trust 2005-5, Floating
                               Rate Note, 9/25/35                                            186,279
       63,204         0.97     Alternative Loan Trust 2003-14T1, Floating Rate
                               Note, 8/25/18                                                  57,261
      227,854         1.10     Alternative Loan Trust 2004-6CB, Floating Rate
                               Note, 4/25/34                                                 218,535
      900,000         2.26     Arbor Realty Collateralized Loan Obligation 2014-1,
                               Ltd., Floating Rate Note, 5/15/24 (144A)                      898,031
      500,000         2.26     Arbor Realty Collateralized Loan Obligation
                               2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)            485,000
      800,000         2.71     BAMLL Commercial Mortgage Securities Trust
                               2014-FL1, Floating Rate Note, 12/17/31 (144A)                 802,007
      580,000         1.61     BAMLL Commercial Mortgage Securities Trust
                               2014-ICTS, Floating Rate Note, 6/15/28 (144A)                 580,032
      930,000         3.08     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD REMICS, Floating Rate Note,
                               12/17/29 (144A)                                               918,867
      775,000         3.01     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD, Floating Rate Note, 12/17/29 (144A)                699,098
    1,100,000         3.48     BAMLL Commercial Mortgage Securities Trust
                               2016-ASHF, Floating Rate Note, 3/15/28 (144A)               1,117,607
      800,000         2.87     BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate
                               Note, 3/29/45 (144A)                                          776,250
      317,734         4.02     BAMLL Re-REMIC Trust 2014-FRR6, Floating Rate
                               Note, 8/28/46 (144A)                                          312,871
      950,000         2.75     BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                               Note, 10/26/44 (144A)                                         931,818
       37,200         5.46     Bank of America Commercial Mortgage Trust
                               2006-1, Floating Rate Note, 9/10/45                            37,180
      302,436         0.82     Bank of America Funding 2005-A Trust, Floating
                               Rate Note, 2/20/35                                            292,439

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     330,169          3.26     Bank of America Mortgage 2004-D Trust, Floating
                               Rate Note, 5/25/34                                    $       326,669
   1,543,878                   Bayview Commercial Asset Trust 2007-2, 7/27/37
                               (Step) (144A) (c)                                                  --
     750,000          2.51     BBCMS Trust 2015-SLP, Floating Rate Note,
                               2/15/28 (144A)                                                739,218
     257,827          3.41     BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                               9/26/35 (144A)                                                260,007
     215,702          2.86     BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                               5/28/36 (144A)                                                216,563
     222,668          3.30     BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                               12/27/34 (144A)                                               227,023
     207,348          1.36     Bear Stearns ALT-A Trust 2004-11, Floating Rate
                               Note, 11/25/34                                                201,887
     688,875          1.22     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                 666,636
     245,332          1.36     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                 231,243
     735,596          1.36     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                 695,105
      86,181          1.26     Bear Stearns ALT-A Trust 2004-13, Floating Rate
                               Note, 11/25/34                                                 84,192
     576,016          1.12     Bear Stearns ALT-A Trust 2004-4, Floating Rate
                               Note, 6/25/34                                                 557,491
     155,755          1.02     Bear Stearns ALT-A Trust 2005-2, Floating Rate
                               Note, 3/25/35                                                 152,028
     185,706          3.01     Bear Stearns ARM Trust 2003-3, Floating Rate
                               Note, 5/25/33                                                 184,914
      72,930          3.00     Bear Stearns ARM Trust 2004-10 REMICS, Floating
                               Rate Note, 1/25/35                                             71,138
      59,663          3.34     Bear Stearns ARM Trust 2004-3, Floating Rate
                               Note, 7/25/34                                                  57,697
      71,487          2.58     Bear Stearns ARM Trust 2005-5, Floating Rate
                               Note, 8/25/35                                                  71,806
     506,621          5.21     Bear Stearns Commercial Mortgage Securities Trust
                               2005-PWR7, Floating Rate Note, 2/11/41                        505,810
      50,451          4.99     Bear Stearns Commercial Mortgage Securities Trust
                               2005-PWR9, Floating Rate Note, 9/11/42                         50,393
      74,764          2.96     Bear Stearns Mortgage Securities, Inc.,
                               Floating Rate Note, 6/25/30                                    75,434
     900,000          2.44     BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                               Rate Note, 7/8/33 (144A)                                      887,945
   1,610,000          1.86     BLCP Hotel Trust, Floating Rate
                               Note, 8/15/29 (144A)                                        1,573,134
     800,000          3.36     BXHTL 2015-JWRZ Mortgage Trust, Floating Rate
                               Note, 5/15/29 (144A)                                          784,442
   1,340,000          3.01     CDGJ Commercial Mortgage Trust 2014-BXCH,
                               Floating Rate Note, 12/15/27 (144A)                         1,327,907

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 31

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     208,662                   Cendant Mortgage Corp., 6.25%, 3/25/32 (144A)         $       218,865
   1,000,000                   Cent CLO, 2.52%, 8/1/24 (144A)                              1,002,957
     800,000          2.66     CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                               7/15/30 (144A)                                                784,497
     765,000          5.11     CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                               7/15/30 (144A)                                                744,528
     310,000          1.71     CGBAM Commercial Mortgage Trust 2014-HD, Floating
                               Rate Note, 2/18/31 (144A)                                     308,636
      76,697          1.46     CG-CCRE Commercial Mortgage Trust 2014-FL1,
                               Floating Rate Note, 6/16/31 (144A)                             76,646
     850,000          2.16     CGGS Commercial Mortgage Trust 2016-RND, Floating
                               Rate Note, 2/9/33 (144A)                                      856,703
     505,034          2.41     CGWF Commercial Mortgage Trust 2013-RKWH REMICS,
                               Floating Rate Note, 11/15/30 (144A)                           504,464
     146,061          2.99     CHL Mortgage Pass-Through Trust 2004-14, Floating
                               Rate Note, 8/25/34                                            141,124
      48,219                   Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-4, 5.0%, 7/25/20                49,569
     142,797                   Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-7, 5.0%, 10/25/35              143,960
     401,614          6.26     Citigroup Commercial Mortgage Trust 2008-C7,
                               Floating Rate Note, 12/10/49                                  415,524
     300,000          3.81     Citigroup Commercial Mortgage Trust 2015-SHP2,
                               Floating Rate Note, 7/15/27 (144A)                            296,515
   1,500,000          2.61     Citigroup Commercial Mortgage Trust 2015-SSHP
                               REMICS, Floating Rate Note, 9/15/27 (144A)                  1,470,723
     241,363                   Citigroup Mortgage Loan Trust 2010-4 REMICS, 5.0%,
                               10/25/35 (144A)                                               246,149
      24,141                   Citigroup Mortgage Loan Trust, Inc., 7.0%, 10/25/19            24,025
      11,032          5.50     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 10/25/35                                                    623
     161,277          2.80     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 2/25/35                                                 127,922
     245,352          1.12     CNL Commercial Mortgage Loan Trust 2002-1, Floating
                               Rate Note, 10/25/28 (144A)                                    236,151
     400,000                   Colony American Finance 2016-1, Ltd., 5.972%,
                               6/15/48 (Step) (144A)                                         415,170
     412,774          2.45     Colony Mortgage Capital Series 2015-FL3, Ltd.,
                               Floating Rate Note, 9/5/32 (144A)                             411,742
     349,155          2.46     COMM 2014-FL4 Mortgage Trust, Floating Rate Note,
                               7/15/31 (144A)                                                351,137
   1,410,000          2.66     COMM 2014-FL5 Mortgage Trust, Floating Rate Note,
                               10/15/31 (144A)                                             1,382,524
     400,000          1.28     COMM 2014-PAT Mortgage Trust REMICS, Floating
                               Rate Note, 8/13/27 (144A)                                     398,493
     820,000          2.07     COMM 2014-PAT Mortgage Trust, Floating Rate Note,
                               8/13/27 (144A)                                                801,905

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,110,000          2.26     COMM 2014-SAVA Mortgage Trust, Floating Rate
                               Note, 6/15/34 (144A)                                  $     1,102,251
   1,850,000          2.11     COMM 2014-TWC Mortgage Trust, Floating Rate Note,
                               2/13/32 (144A)                                              1,846,489
     515,931                   Credit Suisse Commercial Mortgage Trust Series
                               2007-C1, 5.361%, 2/15/40                                      518,998
     159,059                   Credit Suisse First Boston Mortgage
                               Securities Corp., 4.877%, 4/15/37                             143,749
      26,072                   Credit Suisse First Boston Mortgage
                               Securities Corp., 5.5%, 6/25/33                                26,356
     231,734                   Credit Suisse First Boston Mortgage
                               Securities Corp., 7.5%, 5/25/32                               245,934
     487,891          0.79     Credit Suisse First Boston Mortgage
                               Securities, 05-6, Floating Rate Note, 7/25/35                 476,982
      27,180                   CSFB Mortgage-Backed Trust Series 2004-7,
                               5.25%, 10/25/19                                                27,415
     400,000          2.76     CSMC 2015-TWNI Trust, Floating Rate Note,
                               3/15/28 (144A)                                                391,639
   1,015,459          2.50     CSMC Series 2013-14R REMICS, Floating Rate Note,
                               10/27/37 (144A)                                             1,012,286
   1,369,115          3.00     CSMC Trust 2012-CIM2, Floating Rate Note,
                               6/25/42 (144A)                                              1,393,823
   1,341,309          3.00     CSMC Trust 2014-OAK1, Floating Rate Note,
                               11/25/44 (144A)                                             1,345,861
     900,000          2.36     CSMC Trust 2015-DEAL, Floating Rate Note,
                               4/16/29 (144A)                                                894,350
     750,000          3.36     CSMC Trust 2015-SAND, Floating Rate Note,
                               8/15/30 (144A)                                                737,093
     540,000          2.10     EQTY 2014-INNS Mortgage Trust REMICS, Floating
                               Rate Note, 5/8/31 (144A)                                      528,550
   1,020,000          1.70     EQTY 2014-INNS Mortgage Trust, Floating Rate Note,
                               5/8/31 (144A)                                                 983,422
      54,149          2.77     First Horizon Mortgage Pass-Through Trust 2004-AR1,
                               Floating Rate Note, 2/25/34                                    53,322
     350,000          2.04     FORT CRE 2016-1 LLC, Floating Rate Note,
                               9/21/32 (144A)                                                350,000
     465,693          1.81     GAHR Commercial Mortgage Trust 2015-NRF, Floating
                               Rate Note, 12/15/16 (144A)                                    467,875
     750,000          2.09     Gale Force 3 Clo, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                                703,578
     160,946                   Global Mortgage Securitization, Ltd., 5.25%,
                               4/25/32 (144A)                                                155,433
     538,165          0.79     Global Mortgage Securitization, Ltd., Floating Rate
                               Note, 4/25/32 (144A)                                          515,240
     193,379          3.36     GMACM Mortgage Loan Trust 2004-AR1, Floating Rate
                               Note, 6/25/34                                                 191,745

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 33

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
    1,000,000         1.81     GP Portfolio Trust 2014-GGP, Floating Rate Note,
                               2/15/27 (144A)                                        $       988,419
    1,000,000         3.76     GS Mortgage Securities Corp Trust 2016-ICE2,
                               Floating Rate Note, 2/15/33 (144A)                          1,007,267
      870,361         5.99     GS Mortgage Securities Trust 2007-GG10 REMICS,
                               Floating Rate Note, 8/10/45                                   885,691
      495,000         2.23     GS Mortgage Securities Trust 2014-GSFL,
                               Floating Rate Note, 7/15/31 (144A)                            489,328
      222,695         1.27     GSAA Home Equity Trust 2004-6, Floating Rate
                               Note, 6/25/34                                                 215,907
      147,048         2.99     HarborView Mortgage Loan Trust 2004-1,
                               Floating Rate Note, 4/19/34                                   146,400
      250,000         2.88     Holmes Master Issuer Plc, Floating Rate Note,
                               10/15/54 (144A)                                               252,205
      204,496         0.79     HomeBanc Mortgage Trust 2005-4, Floating Rate
                               Note, 10/25/35                                                188,066
      524,828         0.85     HomeBanc Mortgage Trust 2005-4, Floating Rate
                               Note, 10/25/35                                                485,088
      278,285         1.62     Homestar Mortgage Acceptance Corp. REMICS,
                               Floating Rate Note, 9/25/34                                   272,651
    1,289,138         1.16     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 3/25/34                                               1,226,743
      175,937         1.22     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 6/25/34                                                 171,672
      135,204         0.97     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 7/25/34                                                 133,274
      488,378         1.14     Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                                 463,414
       61,336         3.11     Impac CMB Trust Series 2004-8, Floating Rate
                               Note, 8/25/34                                                  58,913
      654,467         1.17     Impac CMB Trust Series 2005-4, Floating Rate
                               Note, 5/25/35                                                 519,558
      435,380         0.72     Impac Secured Assets Trust 2006-5, Floating Rate
                               Note, 12/25/36                                                405,771
       83,769         3.24     IndyMac INDX Mortgage Loan Trust 2004-AR6, Floating
                               Rate Note, 10/25/34                                            79,898
       69,330         4.84     JP Morgan Chase Commercial Mortgage Securities Trust
                               2004-LN2, Floating Rate Note, 7/15/41 (144A)                   69,145
       81,019         0.66     JP Morgan Chase Commercial Mortgage Securities Trust
                               2006-LDP9, Floating Rate Note, 5/15/47                         80,516
      630,555                  JP Morgan Chase Commercial Mortgage Securities Trust
                               2007-CIBC18, 5.44%, 6/12/47                                   635,139
      795,279         5.79     JP Morgan Chase Commercial Mortgage Securities Trust
                               2007-CIBC20, Floating Rate Note, 2/12/51                      818,307
      956,250                  JP Morgan Chase Commercial Mortgage Securities Trust
                               2010-C2, 3.6159%, 11/15/43 (144A)                             975,217

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   1,670,000          1.76     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-BXH, Floating Rate Note,
                               4/15/27 (144A)                                        $     1,645,233
     700,000          2.46     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-CBM, Floating Rate Note,
                               10/15/29 (144A)                                               687,140
     270,000          2.71     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL4 REMICS, Floating Rate Note,
                               12/16/30 (144A)                                               268,013
     755,327          2.26     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL4, Floating Rate Note,
                               12/16/30 (144A)                                               754,078
     650,000          2.61     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL5 REMICS, Floating Rate Note,
                               7/15/31 (144A)                                                638,313
     490,000          1.86     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)            492,179
   1,083,657          1.91     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)         1,081,992
     900,000          1.43     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            896,053
     650,000          2.21     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            638,569
   1,100,000          2.11     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)          1,098,594
   1,200,000          2.76     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-COSMO, Floating Rate Note,
                               1/15/32 (144A)                                              1,198,862
     850,000          2.31     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-FL7, Floating Rate Note, 5/15/28 (144A)            846,212
     500,000          3.26     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)            501,254
     227,000          2.75     JP Morgan Mortgage Trust 2004-A1, Floating Rate
                               Note, 2/25/34                                                 229,932
      84,690                   JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                86,710
     423,734          2.61     JP Morgan Mortgage Trust 2005-A3, Floating Rate
                               Note, 6/25/35                                                 413,163
       1,655                   JP Morgan Mortgage Trust 2006-S3, 6.0%, 8/25/36                     9
   1,214,593          1.02     JP Morgan Seasoned Mortgage Trust 2014-1, Floating
                               Rate Note, 5/25/33 (144A)                                   1,155,228
     497,123          6.50     La Hipotecaria Panamanian Mortgage Trust 2007-1,
                               Floating Rate Note, 12/23/36 (144A)                           487,181
      14,805                   LB-UBS Commercial Mortgage Trust 2004-C1,
                               4.568%, 1/15/31                                                14,808
      33,466          6.09     LB-UBS Commercial Mortgage Trust 2006-C4,
                               Floating Rate Note, 6/15/38                                    33,442
     779,214          5.87     LB-UBS Commercial Mortgage Trust 2007-C7 REMICS,
                               Floating Rate Note, 9/15/45                                   808,562

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 35

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     306,895          1.94     LCM X LP, Floating Rate Note, 4/15/22 (144A)          $       306,857
      92,109          1.44     Lehman Brothers Small Balance Commercial Mortgage
                               Trust 2007-3 Class 1A4, Floating Rate Note,
                               10/25/37 (144A)                                                90,384
     145,965          1.54     Lehman Brothers Small Balance Commercial Mortgage
                               Trust 2007-3, Floating Rate Note, 10/25/37 (144A)             145,487
     175,623          0.71     Lehman Brothers Small Balance Commercial, Floating
                               Rate Note, 4/25/31 (144A)                                     166,417
     191,543          0.72     Lehman Brothers Small Balance Commercial, Floating
                               Rate Note, 4/25/31 (144A)                                     182,401
   1,405,409          2.49     LSTAR Securities Investment Trust 2014-2, Floating
                               Rate Note, 11/1/19 (144A)                                   1,387,842
   1,557,432          2.49     LSTAR Securities Investment Trust 2015-1, Floating
                               Rate Note, 1/2/20 (144A)                                    1,535,346
     929,268          2.49     LSTAR Securities Investment Trust 2015-3, Floating
                               Rate Note, 3/2/20 (144A)                                      912,797
     924,826          2.49     LSTAR Securities Investment, Ltd. 2015-4, Floating
                               Rate Note, 4/1/20 (144A)                                      912,109
     734,691          2.49     LSTAR Securities Investment, Ltd. 2015-5, Floating
                               Rate Note, 4/1/20 (144A)                                      721,834
     824,255          2.49     LSTAR Securities Investment, Ltd. 2015-7, Floating
                               Rate Note, 7/1/17 (144A)                                      811,762
     520,508          2.49     LSTAR Securities Investment, Ltd. 2015-8, Floating
                               Rate Note, 8/3/20 (144A)                                      511,953
   1,047,543          2.49     LSTAR Securities Investment, Ltd. 2016-1, Floating
                               Rate Note, 1/1/21 (144A)                                    1,023,135
     223,155          0.87     MASTR Alternative Loan Trust 2005-1, Floating Rate
                               Note, 2/25/35                                                 219,606
      25,400          0.89     MASTR Asset Securitization Trust 2003-6, Floating
                               Rate Note, 7/25/18                                             24,553
     477,763          1.26     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-A, Floating Rate Note, 3/25/28                           451,938
     230,068          2.05     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-A, Floating Rate Note, 3/25/28                           214,590
     432,469          1.18     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-C REMICS, Floating Rate Note, 6/25/28                    410,143
     470,794          1.63     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-C, Floating Rate Note, 6/25/28                           462,673
     319,927          1.14     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-E, Floating Rate Note, 10/25/28                          304,701
     146,725          1.16     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                           139,940
      31,142          2.32     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                            30,780
     300,424          1.16     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-H, Floating Rate Note, 1/25/29                           294,355

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     571,922          0.98     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-A REMICS, Floating Rate Note, 4/25/29            $       535,861
     431,021          1.08     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-C, Floating Rate Note, 7/25/29                           398,732
     467,021          1.63     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-E, Floating Rate Note, 11/25/29                          449,154
     504,770          1.08     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                           474,534
     172,218          1.53     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                           165,558
     309,472          0.98     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2005-A, Floating Rate Note, 3/25/30                           299,260
     270,954          5.52     Merrill Lynch Mortgage Trust 2005-CKI1, Floating Rate
                               Note, 11/12/37                                                264,464
   1,000,000          6.02     Merrill Lynch Mortgage Trust 2007-C1, Floating Rate
                               Note, 6/12/50                                               1,023,886
      83,174          5.98     ML-CFC Commercial Mortgage Trust 2006-2, Floating
                               Rate Note, 6/12/46                                             83,138
      49,954          5.79     Morgan Stanley Capital I Trust 2006-HQ9, Floating
                               Rate Note, 7/12/44                                             49,916
   1,000,000                   Morgan Stanley Capital I Trust 2006-IQ12,
                               5.37%, 12/15/43                                             1,004,109
     450,381                   Morgan Stanley Capital I Trust 2007-HQ13,
                               5.569%, 12/15/44                                              462,339
     234,972          5.51     Morgan Stanley Capital I Trust 2007-TOP25, Floating
                               Rate Note, 11/12/49                                           236,099
     500,000          2.68     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/14/31 (144A)                                     498,237
     600,000          3.26     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/17/26 (144A)                                     600,000
     742,550          0.79     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                               Floating Rate Note, 9/25/35                                   734,256
     360,901          0.80     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                                  352,322
     105,447          0.79     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                                  105,008
     648,528          1.30     MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34         633,826
     289,296          0.64     Nomura Resecuritization Trust 2014-1R, Floating Rate
                               Note, 10/26/36 (144A)                                         281,644
     965,290          0.91     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                                  880,882
     972,459          0.83     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                                  909,334
      35,139                   ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                        35,139
     500,000          2.74     Palmer Square Loan Funding 2016-2, Ltd., Floating
                               Rate Note, 6/21/24 (144A)                                     499,737
     188,000          1.96     PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)          186,722

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 37

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     950,000                   Pretium Mortgage Credit Partners I 2016-NPL5 LLC,
                               3.875%, 9/27/31 (Step) (144A)                         $       950,000
     321,106                   RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                     323,700
   1,500,000          2.64     RAIT 2014-FL2 Trust, Floating Rate Note,
                               5/15/31 (144A)                                              1,495,166
     312,610          1.74     RAIT 2014-FL3 Trust, Floating Rate Note,
                               12/15/31 (144A)                                               308,666
      54,753          1.07     RALI Series 2002-QS16 Trust, Floating Rate
                               Note, 10/25/17                                                 54,278
      13,537                   RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                     13,585
     149,829          0.94     RALI Series 2003-QS9 Trust, Floating Rate
                               Note, 5/25/18                                                 147,591
      65,501                   RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                     65,743
     163,424          1.12     RALI Series 2004-QS5 Trust, Floating Rate
                               Note, 4/25/34                                                 162,469
     593,553          0.82     RALI Series 2005-QA1 Trust, Floating Rate
                               Note, 1/25/35                                                 565,520
       7,879          6.48     RAMP Series 2004-SL4 Trust, Floating Rate
                               Note, 5/25/18                                                   7,871
     967,277          1.96     RESI Finance LP 2003-CB1, Floating Rate
                               Note, 7/9/35                                                  863,492
     294,128          1.36     RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                291,232
   1,015,990          0.89     Residential Asset Securitization Trust 2003-A2,
                               Floating Rate Note, 5/25/33                                   929,844
     746,031          1.56     Resource Capital Corp 2014-CRE2, Ltd., Floating
                               Rate Note, 4/15/32 (144A)                                     736,754
      88,965                   RREF 2014-LT6 LLC, 2.75%, 9/16/24 (144A)                       88,965
     174,665                   RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                      174,665
     202,814                   Selene Non-Performing Loans LLC, 2.9814%, 5/25/54
                               (Step) (144A)                                                 201,522
     146,529          2.29     Sequoia Mortgage Trust 2004-7, Floating Rate
                               Note, 8/20/34                                                 147,385
     237,067          2.25     Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                                 236,456
     112,015          3.00     Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                                 113,713
     183,393                   SilverLeaf Finance XVII LLC, 2.68%, 3/15/26 (144A)            181,658
     290,000          2.35     Silverstone Master Issuer Plc, Floating Rate Note,
                               1/21/55 (144A)                                                291,838
     630,000                   Small Business Administration Participation
                               Certificates, 2.24%, 4/15/43 (144A)                           630,893
     112,942          3.36     Structured Adjustable Rate Mortgage Loan Trust Class
                               1A1, Floating Rate Note, 3/25/34                              112,325
     484,077          3.18     Structured Asset Mortgage Investments II Trust
                               2005-AR2, Floating Rate Note, 5/25/45                         389,844
     273,783          1.41     Structured Asset Mortgage Investments Trust
                               2002-AR5, Floating Rate Note, 5/19/33                         268,434

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
      32,047                   Structured Asset Securities Corp. Mortgage Loan
                               Trust 2005-2XS, 4.65%, 2/25/35 (Step)                 $        32,466
     637,985          2.87     Structured Asset Securities Corp. Mortgage Pass-
                               Through Certificates Series 2003-24A, Floating Rate
                               Note, 7/25/33                                                 624,096
     101,060          1.02     Structured Asset Securities Corp. Mortgage Pass-
                               Through Certificates Series 2003-35, Floating Rate
                               Note, 12/25/33                                                100,557
      80,062          1.81     Thornburg Mortgage Securities Trust 2004-1, Floating
                               Rate Note, 3/25/44                                             78,404
     153,851          2.08     Thornburg Mortgage Securities Trust 2004-4, Floating
                               Rate Note, 12/25/44                                           151,221
     347,820          2.52     Velocity Commercial Capital Loan Trust 2014-1,
                               Floating Rate Note, 9/25/44 (144A)                            347,820
     691,012          2.95     Velocity Commercial Capital Loan Trust 2015-1,
                               Floating Rate Note, 6/25/45 (144A)                            696,194
      25,740          5.66     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C24, Floating Rate Note, 3/15/45                          25,704
     373,218          1.89     WaMu Mortgage Pass-Through Certificates Series 2002-
                               AR6 Trust, Floating Rate Note, 6/25/42                        358,160
     210,259                   WaMu Mortgage Pass-Through Certificates Series
                               2003-S10, 5.0%, 10/25/18                                      211,517
     164,622                   WaMu Mortgage Pass-Through Certificates Series 2003-
                               S12 Trust, 5.0%, 11/25/18                                     167,548
     444,343          3.45     Wedgewood Real Estate Trust 2016-1, Floating Rate
                               Note, 7/15/46 (144A)                                          443,453
   1,250,000          2.36     Wells Fargo Commercial Mortgage Trust 2014-TISH
                               REMICS, Floating Rate Note, 2/15/27 (144A)                  1,254,469
     800,000          4.01     Wells Fargo Commercial Mortgage Trust 2014-TISH,
                               Floating Rate Note, 1/15/27 (144A)                            773,801
      94,706          1.09     Wells Fargo Mortgage Backed Securities 2005-4 Trust,
                               Floating Rate Note, 4/25/35                                    93,256
     112,268          0.93     Westwood CDO II, Ltd., Floating Rate Note,
                               4/25/22 (144A)                                                111,217
                                                                                     ---------------
                                                                                     $   107,257,429
                                                                                     ---------------
                               Total Banks                                           $   107,257,429
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.0%
                               Other Diversified Financial Services -- 0.8%
     845,424          5.89     Credit Suisse Commercial Mortgage Trust Series
                               2007-C3, Floating Rate Note, 6/15/39                  $       855,629
     885,239          6.14     Credit Suisse Commercial Mortgage Trust Series
                               2007-C4 REMICS, Floating Rate Note, 9/15/39                   907,125
     700,000          6.14     Credit Suisse Commercial Mortgage Trust Series
                               2007-C4, Floating Rate Note, 9/15/39                          705,228
   1,169,662          2.00     Hilton USA Trust 2013-HLF, Floating Rate Note,
                               11/5/30 (144A)                                              1,170,848

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 39

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- (continued)
     960,943         5.82      Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                               Floating Rate Note, 6/11/42                           $       984,835
      67,072                   Rialto Capital Management LLC, 2.85%,
                               5/15/24 (144A)                                                 66,944
                                                                                     ---------------
                                                                                     $     4,690,609
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.2%
     800,000         2.48      BAMLL Commercial Mortgage Securities Trust 2015-
                               ASHF REMICS, Floating Rate Note, 1/15/28 (144A)       $       787,528
                                                                                     ---------------
                               Total Diversified Financials                          $     5,478,137
----------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 11.1%
                               Government -- 11.1%
      15,089         1.44      Collateralized Mortgage Obligation Trust 44,
                               Floating Rate Note, 7/1/18                            $        15,140
     537,747         2.49      Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 10/25/23                                           543,012
     540,990         1.44      Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 5/25/24                                            541,243
     842,024         1.69      Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 7/25/24                                            844,178
     485,459         2.64      Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 9/25/28                                            491,694
     185,933         2.59      Fannie Mae Trust 2005-W4, Floating Rate
                               Note, 6/26/45                                                 193,551
     500,483         0.75      Fannie Mae Whole Loan, Floating Rate
                               Note, 11/25/46                                                501,431
     240,099                   Fannie Mae, 2.5%, 1/25/30                                     243,901
     173,643                   Fannie Mae, 2.5%, 3/25/24                                     175,115
     281,148                   Fannie Mae, 2.75%, 3/25/21                                    288,159
     398,070                   Fannie Mae, 3.0%, 1/25/29                                     402,419
     369,495                   Fannie Mae, 3.0%, 11/25/18                                    374,721
   2,022,817                   Fannie Mae, 3.0%, 6/25/22                                   2,068,333
     108,753                   Fannie Mae, 3.5%, 10/25/23                                    109,456
     179,207                   Fannie Mae, 3.5%, 6/25/21                                     183,804
     519,160                   Fannie Mae, 3.5%, 8/25/25                                     529,294
     263,202                   Fannie Mae, 4.0%, 10/25/24                                    270,652
      37,728                   Fannie Mae, 4.0%, 8/25/28                                      37,793
     849,130                   Fannie Mae, 4.25%, 3/25/25                                    876,563
     143,780                   Fannie Mae, 4.5%, 9/25/35                                     145,519
       7,259                   Fannie Mae, 5.0%, 6/25/34                                       7,257
   1,362,541         0.94      Fannie Mae, Floating Rate Note, 11/25/32                    1,362,765
     513,584                   FDIC 2010-R1 Trust, 2.184%, 5/25/50 (144A)                    514,018
     162,537                   Federal Home Loan Banks, 2.9%, 4/20/17                        164,490
      31,229                   Federal Home Loan Mortgage Corp. REMICS,
                               3.5%, 10/15/18                                                 31,780

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
      47,739          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 1/15/36                           $        47,636
     638,440          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 1/15/37                                   636,053
      32,580          0.68     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 10/15/20                                   32,640
     167,213          1.06     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 10/15/37                                  168,382
     141,933          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 11/15/36                                  141,786
      68,173          0.83     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 11/15/36                                   68,082
     322,665          0.86     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 11/15/37                                  322,213
      66,994          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/32                                   67,226
     108,584          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/32                                  109,073
     250,731          0.80     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/35                                  250,107
     205,472          1.18     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 12/15/39                                  206,354
     159,706          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/30                                   159,783
     164,954          1.48     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/32                                   169,041
     185,170          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/33                                   185,380
     136,044          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/36                                   135,612
      89,574          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/39                                    89,866
     208,510          0.98     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/41                                   208,252
     137,727          1.03     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/42                                   138,932
     116,527          1.48     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/32                                   119,102
     199,342          1.48     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/32                                   204,834
     281,737          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/38                                   282,578
     402,718          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 3/15/41                                   404,336
     172,424          1.03     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/27                                   174,647

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 41

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     170,658          0.98     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/28                           $       171,364
      87,331          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/36                                    87,135
     243,403          0.90     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 4/15/41                                   243,535
      92,322          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/36                                    92,201
      65,067          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/41                                    65,046
      83,335          0.90     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 6/15/36                                    83,355
     204,023          0.91     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 6/15/41                                   204,081
     109,066          0.88     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 7/15/23                                   109,560
     162,233          0.98     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 7/15/36                                   162,704
      41,171          1.08     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/18                                    41,350
     182,906          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/25                                   183,283
      85,091          0.68     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/26                                    85,149
      61,916          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/35                                    61,612
     150,296          0.73     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 8/15/36                                   149,393
     155,666          0.78     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 9/15/26                                   156,111
      72,708          0.93     Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 9/15/33                                    72,707
     290,838                   Federal Home Loan Mortgage Corp., 2.75%, 11/15/25             298,230
     276,208                   Federal Home Loan Mortgage Corp., 3.0%, 1/15/30               284,429
     639,796                   Federal Home Loan Mortgage Corp., 3.0%, 12/15/24              646,621
      55,032                   Federal Home Loan Mortgage Corp., 3.0%, 6/15/38                55,328
      77,369                   Federal Home Loan Mortgage Corp., 3.5%, 8/15/28                79,091
     142,680                   Federal Home Loan Mortgage Corp., 4.0%, 1/15/34               145,624
      60,443                   Federal Home Loan Mortgage Corp., 6.0%, 1/15/28                60,580
   1,147,438          0.98     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 1/15/33                                               1,152,178
     141,813          0.73     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 1/15/35                                                 141,214
      59,501          0.80     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 11/15/36                                                 59,325

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     239,484          0.93     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 2/17/32                                    $       241,480
     268,521          0.83     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 3/15/30                                            269,220
     256,642          1.05     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 3/15/32                                            257,697
     757,756          0.79     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 4/15/33                                            755,466
     425,579          0.83     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 4/15/36                                            424,768
      31,573          0.63     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/19                                             31,503
     242,900          0.98     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/28                                            245,536
     402,587          0.98     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 7/15/31                                            404,530
      80,537          0.78     Federal Home Loan Mortgage Corp., Floating
                               Rate Note, 8/15/19                                             80,373
     723,405          3.66     Federal National Mortgage Association 2004-T2,
                               Floating Rate Note, 7/25/43                                   749,739
      88,669                   Federal National Mortgage Association REMICS,
                               1.5%, 11/25/20                                                 88,916
     178,036                   Federal National Mortgage Association REMICS,
                               1.75%, 12/25/22                                               179,111
     343,169                   Federal National Mortgage Association REMICS,
                               3.0%, 1/25/21                                                 349,791
      78,922                   Federal National Mortgage Association REMICS,
                               3.0%, 4/25/40                                                  81,271
     180,386                   Federal National Mortgage Association REMICS,
                               3.5%, 10/25/39                                                184,921
       1,968                   Federal National Mortgage Association REMICS,
                               5.0%, 9/25/39                                                   1,974
      74,503                   Federal National Mortgage Association REMICS,
                               6.0%, 6/25/29                                                  85,181
      48,971          1.13     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/18/32                                    49,710
      63,256          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/33                                    63,374
     127,278          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/35                                  126,716
     286,616          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/36                                  286,285
     119,893          1.71     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/38                                  122,286
     346,050          0.71     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/27/37                                  345,356

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 43

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     312,933          1.48     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/18/32                          $       319,702
     219,911          0.85     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/36                                  219,552
     286,363          1.19     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/39                                  288,953
     205,663          0.88     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/18/32                                  205,899
     434,651          1.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/23                                  439,409
      92,657          1.39     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/31                                   93,846
     485,263          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/32                                  487,491
      95,607          1.11     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/37                                   95,831
     155,389          0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/33                                   156,562
     142,937          0.80     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/35                                   142,598
     101,511          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                   100,875
     134,749          0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                   133,734
      39,710          0.94     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/38                                    39,790
     113,686          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/24                                   114,930
     229,404          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/34                                   229,572
     139,981          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/34                                   140,105
     124,315          0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/35                                   124,766
     901,932          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/36                                   897,987
     159,862          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                   158,872
     138,150          0.85     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                   138,868
      87,406          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                    86,918
     192,873          0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                   191,659
     665,447          0.71     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/45                                   647,593

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     430,531          1.39     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/32                           $       436,355
     421,258          1.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/32                                   433,074
      48,960          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/34                                    49,001
     217,711          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/36                                   216,513
     463,441          0.98     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/18/32                                   465,350
      70,123          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/33                                    70,246
      70,091          0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/36                                    69,913
     106,037          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/37                                   105,295
     190,490          1.04     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/40                                   191,530
     152,415          0.94     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/36                                   152,519
     178,565          0.73     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                   177,204
      62,475          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                    62,136
     198,784          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                   197,651
      61,160          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/38                                    61,469
      78,838          0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/34                                    78,901
     120,182          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                   119,791
     308,296          0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                   307,054
     276,294          1.39     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/38                                   281,181
     495,341          0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/40                                   498,013
     346,859          0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/33                                   347,582
     111,049          0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/36                                   110,933
      93,211          1.06     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/36                                    93,365
     212,734          1.06     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                   215,095

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 45

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     227,557          1.07     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                           $       230,066
      56,835          1.06     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                    57,431
      58,998          1.04     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/39                                    59,389
     238,211                   Federal National Mortgage Association,
                               1.233%, 3/25/18                                               237,765
     101,377                   Federal National Mortgage Association, 2.5%, 4/25/36          102,330
     175,472                   Federal National Mortgage Association,
                               2.75%, 6/25/20                                                177,759
     194,418                   Federal National Mortgage Association, 3.0%, 6/25/39          196,467
      52,079                   Federal National Mortgage Association, 3.5%, 7/25/24           52,283
     253,474          0.83     Federal National Mortgage Association, Floating Rate
                               Note, 10/18/32                                                255,398
     339,276          0.79     Federal National Mortgage Association, Floating Rate
                               Note, 11/25/27                                                341,040
     264,252          1.34     Federal National Mortgage Association, Floating Rate
                               Note, 2/25/23                                                 269,061
      78,184          0.79     Federal National Mortgage Association, Floating Rate
                               Note, 3/25/18                                                  78,106
     291,333          0.84     Federal National Mortgage Association, Floating Rate
                               Note, 3/25/36                                                 291,122
     637,718          0.99     Federal National Mortgage Association, Floating Rate
                               Note, 4/25/33                                                 640,254
     172,061          2.96     Federal National Mortgage Association, Floating Rate
                               Note, 4/25/35                                                 185,318
     405,502          0.99     Federal National Mortgage Association, Floating Rate
                               Note, 6/25/32                                                 410,110
     532,870          0.89     Federal National Mortgage Association, Floating Rate
                               Note, 6/25/36                                                 532,456
     256,379          0.79     Federal National Mortgage Association, Floating Rate
                               Note, 8/25/35                                                 255,432
      67,524          1.29     Federal National Mortgage Association, Floating Rate
                               Note, 9/25/22                                                  67,937
     562,899          1.43     Freddie Mac REMICS, Floating Rate Note, 2/15/32               577,350
      82,738          0.83     Freddie Mac Strips, Floating Rate Note, 12/15/36               82,604
     199,487          0.78     Freddie Mac Strips, Floating Rate Note, 8/15/36               198,933
     291,667          1.94     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 11/25/23                           292,757
     203,925          1.49     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 2/25/24                            204,164
     700,000          3.39     Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Floating Rate Note, 7/25/28                            725,637
     613,113                   Freddie Mac, 1.4%, 7/15/23                                    609,532
     181,882                   Freddie Mac, 2.0%, 11/15/20                                   184,236

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
   1,353,824                   Freddie Mac, 2.0%, 2/15/25                            $     1,369,726
     183,329                   Freddie Mac, 2.0%, 8/15/20                                    185,622
     168,742                   Freddie Mac, 2.0%, 8/15/20                                    170,843
     455,275                   Freddie Mac, 2.0%, 9/15/25                                    464,177
     593,206                   Freddie Mac, 3.0%, 2/15/24                                    601,986
     440,605                   Freddie Mac, 3.0%, 2/15/25                                    446,167
     209,032                   Freddie Mac, 3.0%, 4/15/24                                    210,891
     533,937                   Freddie Mac, 3.0%, 5/15/29                                    544,588
     694,065                   Freddie Mac, 3.5%, 10/15/28                                   705,148
     168,974                   Freddie Mac, 3.5%, 11/15/28                                   173,454
     446,966                   Freddie Mac, 3.5%, 2/15/25                                    455,326
     403,812                   Freddie Mac, 3.5%, 6/15/24                                    411,353
      27,814                   Freddie Mac, 3.5%, 7/15/23                                     27,809
     182,289                   Freddie Mac, 4.0%, 5/15/37                                    184,384
     129,388                   Freddie Mac, 4.5%, 11/15/24                                   130,692
     415,481                   Freddie Mac, 4.5%, 2/15/20                                    428,577
     211,806                   Freddie Mac, 4.5%, 3/15/19                                    217,459
     140,478                   Freddie Mac, 5.0%, 10/15/26                                   140,733
      84,779                   Freddie Mac, 5.5%, 12/15/22                                    85,034
     554,246          0.88     Freddie Mac, Floating Rate Note, 9/15/31                      553,638
   1,000,000          5.05     FREMF Mortgage Trust 2011-K703, Floating Rate
                               Note, 7/25/44 (144A)                                        1,039,862
   1,040,286          3.77     FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                               Rate Note, 6/25/21 (144A)                                   1,045,030
     998,512          4.50     FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                               Rate Note, 9/25/21 (144A)                                     978,047
   1,208,713          5.49     FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                               Rate Note, 8/25/23 (144A)                                   1,207,202
     409,000          3.37     FREMF Mortgage Trust Class B, Floating Rate Note,
                               11/25/46 (144A)                                               409,174
   1,745,400                   Government National Mortgage Association REMICS,
                               2.0%, 1/16/46                                               1,746,641
   1,319,738                   Government National Mortgage Association REMICS,
                               4.0%, 9/20/37                                               1,356,504
      47,835                   Government National Mortgage Association,
                               3.0%, 12/20/38                                                 48,451
     171,950                   Government National Mortgage Association,
                               3.0%, 4/20/41                                                 177,886
     368,722                   Government National Mortgage Association,
                               3.5%, 5/20/39                                                 380,327
     133,219                   Government National Mortgage Association,
                               3.5%, 8/20/38                                                 134,712
     248,567                   Government National Mortgage Association,
                               4.5%, 11/20/37                                                252,008

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 47

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Government -- (continued)
     282,420                   Government National Mortgage Association,
                               4.5%, 7/20/21                                         $       283,299
      42,171                   Government National Mortgage Association,
                               5.0%, 4/20/36                                                  43,427
     196,872          0.73     Government National Mortgage Association,
                               Floating Rate Note, 1/16/35                                   196,258
     494,967          1.03     Government National Mortgage Association,
                               Floating Rate Note, 1/16/40                                   498,214
     645,494          1.03     Government National Mortgage Association,
                               Floating Rate Note, 12/16/26                                  653,664
     192,863          0.76     Government National Mortgage Association,
                               Floating Rate Note, 2/20/35                                   192,273
     139,716          1.01     Government National Mortgage Association,
                               Floating Rate Note, 2/20/38                                   140,324
     198,795          0.78     Government National Mortgage Association,
                               Floating Rate Note, 4/16/31                                   199,284
     109,086          0.98     Government National Mortgage Association,
                               Floating Rate Note, 4/16/32                                   109,912
     508,262          1.03     Government National Mortgage Association,
                               Floating Rate Note, 4/16/32                                   513,975
     554,166          0.78     Government National Mortgage Association,
                               Floating Rate Note, 5/16/33                                   555,413
     592,649          0.88     Government National Mortgage Association,
                               Floating Rate Note, 6/16/32                                   596,716
     354,075          0.81     Government National Mortgage Association,
                               Floating Rate Note, 8/20/40                                   351,052
     248,896          0.97     NCUA Guaranteed Notes Trust REMICS, Floating
                               Rate Note, 3/9/21                                             247,876
      53,177          0.99     Structured Asset Mortgage Investments II Trust
                               2005-F1 REMICS, Floating Rate Note, 8/26/35                    52,878
                                                                                     ---------------
                                                                                     $    63,983,249
                                                                                     ---------------
                               Total Government                                      $    63,983,249
----------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE
                               OBLIGATIONS
                               (Cost $179,083,818)                                   $   177,711,012
----------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 36.3%
                               ENERGY -- 3.2%
                               Oil & Gas Equipment & Services -- 0.1%
     775,000                   National Oilwell Varco, Inc., 1.35%, 12/1/17          $       769,376
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.8%
     600,000          1.14     Chevron Corp., Floating Rate Note, 11/16/18           $       601,573
     600,000          1.13     Chevron Corp., Floating Rate Note, 5/16/18                    602,809
   1,000,000                   ConocoPhillips Co., 1.05%, 12/15/17                           994,864
   1,000,000          1.27     Exxon Mobil Corp., Floating Rate Note, 2/28/18              1,007,884

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- (continued)
     750,000          1.03     Shell International Finance BV, Floating Rate
                               Note, 11/15/16                                        $       750,368
     600,000                   Statoil ASA, 3.125%, 8/17/17                                  611,047
                                                                                     ---------------
                                                                                     $     4,568,545
----------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.5%
     600,000                   Canadian Natural Resources, Ltd., 1.75%, 1/15/18      $       597,799
     570,000                   Canadian Natural Resources, Ltd., 5.7%, 5/15/17               586,945
     750,000                   Hess Corp., 1.3%, 6/15/17                                     744,422
     800,000                   WPX Energy, Inc., 7.5%, 8/1/20                                821,500
                                                                                     ---------------
                                                                                     $     2,750,666
----------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.4%
     500,000                   GS Caltex Corp., 3.25%, 10/1/18 (144A)                $       513,996
     750,000                   Phillips 66, 2.95%, 5/1/17                                    758,692
     830,000                   Valero Energy Corp., 6.125%, 6/15/17                          860,521
                                                                                     ---------------
                                                                                     $     2,133,209
----------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 1.4%
     700,000                   Boardwalk Pipelines LP, 5.5%, 2/1/17                  $       708,271
     500,000                   Buckeye Partners LP, 6.05%, 1/15/18                           525,833
   1,000,000          1.28     Enbridge, Inc., Floating Rate Note, 10/1/16                   998,792
   1,150,000                   Energy Transfer Partners LP, 2.5%, 6/15/18                  1,161,045
     750,000                   Enterprise Products Operating LLC, 1.65%, 5/7/18              751,288
     500,000                   Enterprise Products Operating LLC, 2.55%, 10/15/19            512,336
     700,000                   Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                   700,769
     720,000                   ONEOK Partners LP, 6.15%, 10/1/16                             722,236
     750,000                   Spectra Energy Capital LLC, 6.2%, 4/15/18                     797,044
     500,000                   Tennessee Gas Pipeline Co LLC, 7.5%, 4/1/17                   515,888
     495,000                   TransCanada PipeLines, Ltd., 1.625%, 11/9/17                  496,351
     375,000                   TransCanada PipeLines, Ltd., 1.875%, 1/12/18                  376,980
                                                                                     ---------------
                                                                                     $     8,266,833
                                                                                     ---------------
                               Total Energy                                          $    18,488,629
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.3%
                               Fertilizers & Agricultural Chemicals -- 0.2%
   1,000,000                   Monsanto Co., 1.15%, 6/30/17                          $       998,949
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.0%+
     250,000                   Beverage Packaging Holdings Luxembourg II SA,
                               5.625%, 12/15/16 (144A)                               $       250,625
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.1%
     500,000          0.88     BHP Billiton Finance USA, Ltd., Floating Rate
                               Note, 9/30/16                                         $       499,998
                                                                                     ---------------
                               Total Materials                                       $     1,749,572
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 49

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 1.5%
                               Aerospace & Defense -- 0.6%
     586,000                   L-3 Communications Corp., 1.5%, 5/28/17               $       586,851
     500,000                   Precision Castparts Corp., 1.25%, 1/15/18                     501,345
   1,050,000                   The Boeing Co., 0.95%, 5/15/18                              1,048,728
     500,000                   United Technologies Corp., 1.778%, 5/4/18 (Step)              503,456
     580,000                   United Technologies Corp., 1.8%, 6/1/17                       583,498
                                                                                     ---------------
                                                                                     $     3,223,878
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.5%
   1,098,000                   John Deere Capital Corp., 1.05%, 10/11/16             $     1,098,500
     750,000                   John Deere Capital Corp., 1.05%, 12/15/16                     750,652
   1,090,000          0.95     John Deere Capital Corp., Floating Rate
                               Note, 10/11/16                                              1,090,350
                                                                                     ---------------
                                                                                     $     2,939,502
----------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.4%
   1,100,000                   Aircastle, Ltd., 6.75%, 4/15/17                       $     1,131,625
     750,000                   Aviation Capital Group Corp., 2.875%,
                               9/17/18 (144A)                                                764,062
     750,000                   GATX Corp., 1.25%, 3/4/17                                     749,915
                                                                                     ---------------
                                                                                     $     2,645,602
                                                                                     ---------------
                               Total Capital Goods                                   $     8,808,982
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Railroads -- 0.2%
     535,000                   Burlington Northern Santa Fe LLC, 5.75%, 3/15/18      $       572,308
     500,000                   TTX Co., 2.25%, 2/1/19 (144A)                                 506,031
                                                                                     ---------------
                                                                                     $     1,078,339
                                                                                     ---------------
                               Total Transportation                                  $     1,078,339
----------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 1.9%
                               Auto Parts & Equipment -- 0.1%
     700,000                   Johnson Controls, Inc., 1.4%, 11/2/17                 $       700,332
----------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 1.8%
     750,000          0.99     Daimler Finance North America LLC, Floating Rate
                               Note, 3/10/17 (144A)                                  $       750,447
     617,000          0.98     Daimler Finance North America LLC, Floating Rate
                               Note, 8/1/17 (144A)                                           616,666
     700,000                   Ford Motor Credit Co. LLC, 1.724%, 12/6/17                    701,168
     250,000                   Ford Motor Credit Co. LLC, 2.375%, 1/16/18                    252,418
   1,000,000                   Ford Motor Credit Co. LLC, 2.875%, 10/1/18                  1,024,871
     500,000          1.26     Ford Motor Credit Co. LLC, Floating
                               Rate Note, 3/27/17                                            500,347
     750,000          1.15     Ford Motor Credit Co. LLC, Floating Rate
                               Note, 9/8/17                                                  748,904
   1,000,000                   Nissan Motor Acceptance Corp., 2.65%,
                               9/26/18 (144A)                                              1,020,696

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- (continued)
     500,000          1.18     Nissan Motor Acceptance Corp., Floating Rate
                               Note, 3/3/17 (144A)                                   $       500,726
   1,455,000                   Toyota Motor Credit Corp., 1.125%, 5/16/17                  1,457,132
     600,000                   Toyota Motor Credit Corp., 1.25%, 10/5/17                     601,588
     300,000                   Toyota Motor Credit Corp., 1.75%, 5/22/17                     301,399
     600,000          1.45     Toyota Motor Credit Corp., Floating Rate
                               Note, 2/19/19                                                 605,093
     750,000                   Volkswagen International Finance NV, 1.125%,
                               11/18/16 (144A)                                               750,000
     500,000                   Volkswagen International Finance NV, 1.6%,
                               11/20/17 (144A)                                               499,800
                                                                                     ---------------
                                                                                     $    10,331,255
                                                                                     ---------------
                               Total Automobiles & Components                        $    11,031,587
----------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.1%
                               Homebuilding -- 0.1%
     650,000                   DR Horton, Inc., 4.0%, 2/15/20                        $       680,875
                                                                                     ---------------
                               Total Consumer Durables & Apparel                     $       680,875
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Restaurants -- 0.1%
     605,000                   Starbucks Corp., 0.875%, 12/5/16                      $       605,574
                                                                                     ---------------
                               Total Consumer Services                               $       605,574
----------------------------------------------------------------------------------------------------
                               MEDIA -- 0.2%
                               Broadcasting -- 0.1%
     580,000          1.37     NBCUniversal Enterprise, Inc., Floating Rate Note,
                               4/15/18 (144A)                                        $       584,802
----------------------------------------------------------------------------------------------------
                               Publishing -- 0.1%
     500,000                   Thomson Reuters Corp., 1.3%, 2/23/17                  $       500,761
                                                                                     ---------------
                               Total Media                                           $     1,085,563
----------------------------------------------------------------------------------------------------
                               RETAILING -- 0.3%
                               Home Improvement Retail -- 0.1%
     750,000          1.02     The Home Depot, Inc., Floating Rate Note, 9/15/17     $       752,310
----------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.2%
     625,000                   AutoZone, Inc., 1.625%, 4/21/19                       $       626,670
     500,000                   Volkswagen Group of America Finance LLC, 1.65%,
                               5/22/18 (144A)                                                499,412
                                                                                     ---------------
                                                                                     $     1,126,082
                                                                                     ---------------
                               Total Retailing                                       $     1,878,392
----------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.1%
                               Hypermarkets & Super Centers -- 0.1%
     740,000                   Costco Wholesale Corp., 1.125%, 12/15/17              $       741,868
                                                                                     ---------------
                               Total Food & Staples Retailing                        $       741,868
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 51

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.5%
                               Brewers -- 0.3%
     500,000          0.82     Anheuser-Busch InBev Finance, Inc., Floating
                               Rate Note, 1/27/17                                    $       500,146
     800,000          2.02     Anheuser-Busch InBev Finance, Inc., Floating
                               Rate Note, 2/1/21                                             821,458
     585,000                   Anheuser-Busch InBev Worldwide, Inc.,
                               1.375%, 7/15/17                                               586,272
                                                                                     ---------------
                                                                                     $     1,907,876
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.2%
   1,000,000                   Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)              $     1,008,787
----------------------------------------------------------------------------------------------------
                               Tobacco -- 0.0%+
      30,000                   Reynolds American, Inc., 2.3%, 8/21/17                $        30,323
                                                                                     ---------------
                               Total Food, Beverage & Tobacco                        $     2,946,986
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Household Products -- 0.1%
     500,000                   Reckitt Benckiser Treasury Services Plc, 2.125%,
                               9/21/18 (144A)                                        $       503,248
                                                                                     ---------------
                               Total Household & Personal Products                   $       503,248
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                               Health Care Equipment -- 0.7%
     750,000                   Becton Dickinson and Co., 1.45%, 5/15/17              $       751,722
   1,325,000                   Becton Dickinson and Co., 1.8%, 12/15/17                    1,332,821
     500,000                   Boston Scientific Corp., 2.65%, 10/1/18                       511,815
   1,270,000          1.45     Medtronic, Inc., Floating Rate Note, 3/15/20                1,290,540
                                                                                     ---------------
                                                                                     $     3,886,898
----------------------------------------------------------------------------------------------------
                               Health Care Distributors -- 0.3%
   1,765,000                   McKesson Corp., 1.292%, 3/10/17                       $     1,767,575
----------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.3%
     600,000                   Aetna, Inc., 1.7%, 6/7/18                             $       603,910
     625,000                   Coventry Health Care, Inc., 5.95%, 3/15/17                    640,712
     500,000                   UnitedHealth Group, Inc., 1.875%, 11/15/16                    501,592
                                                                                     ---------------
                                                                                     $     1,746,214
                                                                                     ---------------
                               Total Health Care Equipment & Services                $     7,400,687
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 1.2%
                               Biotechnology -- 0.6%
     600,000                   Amgen, Inc., 2.125%, 5/15/17                          $       604,056
     700,000                   Amgen, Inc., 2.5%, 11/15/16                                   702,132
     600,000          1.19     Amgen, Inc., Floating Rate Note, 5/22/17                      600,396
     600,000                   Celgene Corp., 2.125%, 8/15/18                                607,261

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Biotechnology -- (continued)
     750,000                   Gilead Sciences, Inc., 1.85%, 9/4/18                  $       760,003
                                                                                     ---------------
                                                                                     $     3,273,848
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.3%
     750,000                   Bayer US Finance LLC, 1.5%, 10/6/17 (144A)            $       750,223
     605,000                   Perrigo Co Plc, 2.3%, 11/8/18                                 608,222
     750,000          0.97     Pfizer, Inc., Floating Rate Note, 5/15/17                     750,766
                                                                                     ---------------
                                                                                     $     2,109,211
----------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.3%
     600,000                   Thermo Fisher Scientific, Inc., 1.3%, 2/1/17          $       600,471
   1,000,000                   Thermo Fisher Scientific, Inc., 2.4%, 2/1/19                1,019,235
                                                                                     ---------------
                                                                                     $     1,619,706
                                                                                     ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $     7,002,765
----------------------------------------------------------------------------------------------------
                               BANKS -- 10.4%
                               Diversified Banks -- 6.5%
     750,000          1.43     ABN AMRO Bank NV, Floating Rate Note,
                               10/28/16 (144A)                                       $       750,818
      66,783          0.78     American Express Bank FSB, Floating Rate
                               Note, 6/12/17                                                  66,758
   1,000,000                   Bank of America Corp., 1.35%, 11/21/16                      1,000,496
   1,000,000                   Bank of America Corp., 2.0%, 1/11/18                        1,006,224
     600,000                   Bank of America Corp., 3.875%, 3/22/17                        608,476
     650,000                   Bank of America Corp., 5.625%, 10/14/16                       653,154
     408,000          1.27     Bank of America Corp., Floating Rate Note, 8/25/17            408,468
     750,000                   Bank of America NA, 1.75%, 6/5/18                             755,379
     470,000          0.88     Bank of Montreal, Floating Rate Note, 7/14/17                 469,931
     585,000          1.33     Bank of Montreal, Floating Rate Note, 7/18/19                 585,553
     625,000                   Banque Federative du Credit Mutuel SA, 2.0%,
                               4/12/19 (144A)                                                629,542
     229,000          1.21     Barclays Bank Plc, Floating Rate Note, 2/17/17                229,140
     575,000                   BPCE SA, 1.625%, 1/26/18                                      576,352
     600,000                   Citigroup, Inc., 1.35%, 3/10/17                               600,451
     750,000                   Citigroup, Inc., 1.8%, 2/5/18                                 752,874
     750,000          1.31     Citigroup, Inc., Floating Rate Note, 11/15/16                 750,752
     600,000          1.32     Citigroup, Inc., Floating Rate Note, 4/27/18                  601,595
   1,220,000          2.33     Citigroup, Inc., Floating Rate Note, 5/15/18                1,243,558
     600,000                   Citizens Bank NA, 2.5%, 3/14/19                               609,289
     650,000          1.02     Commonwealth Bank of Australia, Floating Rate
                               Note, 3/13/17 (144A)                                          650,428
     750,000          0.93     Commonwealth Bank of Australia, Floating Rate
                               Note, 9/8/17 (144A)                                           749,505
     580,000          1.30     Cooperatieve Rabobank UA New York, Floating Rate
                               Note, 8/9/19                                                  580,260

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 53

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
     500,000          1.20     Credit Agricole SA London, Floating Rate Note,
                               6/12/17 (144A)                                        $       499,858
     750,000          0.94     HSBC USA, Inc., Floating Rate Note, 6/23/17                   748,206
     600,000          1.75     ING Bank NV, Floating Rate Note, 3/22/19 (144A)               608,738
     560,000          1.43     ING Bank NV, Floating Rate Note, 8/15/19 (144A)               560,353
     580,000          1.54     JPMorgan Chase & Co., Floating Rate
                               Note, 1/25/18                                                 583,944
     500,000          1.15     JPMorgan Chase & Co., Floating Rate
                               Note, 2/15/17                                                 500,020
     500,000          3.02     JPMorgan Chase & Co., Floating Rate
                               Note, 2/25/21                                                 514,150
     600,000                   Nordea Bank AB, 3.125%, 3/20/17 (144A)                        606,617
     585,000          0.99     Nordea Bank AB, Floating Rate Note, 4/4/17                    585,135
     295,000                   Royal Bank of Canada, 1.25%, 6/16/17                          295,425
   1,000,000                   Royal Bank of Canada, 1.45%, 9/9/16                         1,000,070
     550,000          0.97     Royal Bank of Canada, Floating Rate Note, 1/23/17             550,526
   1,000,000          0.89     Royal Bank of Canada, Floating Rate Note, 6/16/17             999,750
     580,000          1.23     Royal Bank of Canada, Floating Rate Note, 7/29/19             579,900
     750,000          1.04     Santander UK Plc, Floating Rate Note, 9/29/17                 748,341
     750,000          1.06     Sumitomo Mitsui Banking Corp., Floating Rate
                               Note, 1/10/17                                                 750,570
     500,000          1.42     Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                               Note, 9/16/16 (144A)                                          500,102
   1,250,000          1.11     Svenska Handelsbanken AB, Floating Rate
                               Note, 9/23/16                                               1,250,349
     750,000          0.00     Svenska Handelsbanken AB, Floating Rate
                               Note, 9/6/19                                                  750,218
     500,000                   The Bank of Nova Scotia, 1.1%, 12/13/16                       500,280
     500,000                   The Bank of Nova Scotia, 1.45%, 4/25/18                       501,272
   1,000,000                   The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.55%,
                               9/9/16 (144A)                                               1,000,030
     305,000                   The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%,
                               9/9/18 (144A)                                                 311,186
     500,000          1.05     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                               Rate Note, 3/10/17 (144A)                                     500,565
     500,000          0.94     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                               Rate Note, 9/8/17 (144A)                                      498,374
     500,000                   The Huntington National Bank, 1.3%, 11/20/16                  500,284
     500,000          1.06     The Huntington National Bank, Floating Rate
                               Note, 4/24/17                                                 499,654
     750,000          1.33     The Korea Development Bank, Floating Rate
                               Note, 1/22/17                                                 749,868
     500,000                   The Toronto-Dominion Bank, 1.4%, 4/30/18                      500,897
     500,000          0.88     The Toronto-Dominion Bank, Floating Rate
                               Note, 5/2/17                                                  500,010

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
     600,000          1.32     The Toronto-Dominion Bank, Floating Rate
                               Note, 8/13/19                                         $       602,671
     500,000          1.10     The Toronto-Dominion Bank, Floating Rate
                               Note, 9/9/16                                                  500,024
     750,000          1.04     US Bancorp, Floating Rate Note, 4/25/19                       748,842
     600,000                   Wells Fargo & Co., 1.15%, 6/2/17                              600,077
     600,000                   Wells Fargo & Co., 5.625%, 12/11/17                           633,140
     575,000          1.27     Wells Fargo & Co., Floating Rate Note, 4/23/18                577,338
   1,000,000          0.96     Westpac Banking Corp., Floating Rate
                               Note, 5/19/17                                                 999,839
                                                                                     ---------------
                                                                                     $    37,635,626
----------------------------------------------------------------------------------------------------
                               Regional Banks -- 3.9%
     103,000                   BB&T Corp., 1.6%, 8/15/17                             $       103,481
     500,000                   Branch Banking & Trust Co., 1.35%, 10/1/17                    500,781
     720,000                   Branch Banking & Trust Co., 1.45%, 10/3/16                    720,000
     500,000                   Branch Banking & Trust Co., 2.3%, 10/15/18                    510,495
     250,000          0.95     Branch Banking & Trust Co., Floating Rate
                               Note, 5/23/17                                                 249,946
   1,575,000          0.95     Branch Banking & Trust Co., Floating Rate
                               Note, 9/13/16                                               1,575,000
     750,000                   Capital One NA, 2.35%, 8/17/18                                760,278
   1,440,000          1.04     Fifth Third Bancorp, Floating Rate Note, 12/20/16           1,440,431
     750,000                   Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16             750,283
     485,000                   Fifth Third Bank Cincinnati Ohio, 1.35%, 6/1/17               485,846
     600,000                   KeyBank NA Cleveland Ohio, 2.35%, 3/8/19                      611,590
     500,000          1.01     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 1/30/17                                                 500,387
   1,000,000          0.94     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 7/25/17                                               1,000,256
   1,000,000                   MUFG Union Bank NA, 2.625%, 9/26/18                         1,020,031
   1,450,000          1.38     MUFG Union Bank NA, Floating Rate Note, 9/26/16             1,450,696
     250,000          0.98     National City Bank Cleveland Ohio, Floating Rate
                               Note, 12/15/16                                                250,094
     450,000                   PNC Bank NA, 1.125%, 1/27/17                                  450,315
     550,000                   PNC Bank NA, 1.3%, 10/3/16                                    550,000
     600,000                   PNC Bank NA, 1.6%, 6/1/18                                     603,143
     490,000                   PNC Bank NA, 5.25%, 1/15/17                                   497,186
     750,000          0.94     PNC Bank NA, Floating Rate Note, 8/1/17                       749,952
     500,000                   SunTrust Bank, 1.35%, 2/15/17                                 500,212
     805,000          1.07     SunTrust Bank, Floating Rate Note, 2/15/17                    804,705
     500,000                   SunTrust Banks, Inc., 3.5%, 1/20/17                           503,426
     750,000          1.07     The Toronto-Dominion Bank, Floating Rate
                               Note, 7/2/19                                                  747,471
     750,000          1.13     UBS AG, Floating Rate Note, 9/26/16                           750,191

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 55

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Regional Banks -- (continued)
   1,450,000          1.22     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 1/29/18                                         $     1,456,437
     575,000          1.10     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 8/23/17                                                 575,985
   1,077,000          0.90     Wachovia Corp., Floating Rate Note, 6/15/17                 1,077,481
     575,000                   Wells Fargo Bank NA, 1.75%, 5/24/19                           580,939
     580,000          1.17     Wells Fargo Bank NA, Floating Rate Note, 9/7/17               581,539
                                                                                     ---------------
                                                                                     $    22,358,577
                                                                                     ---------------
                               Total Banks                                           $    59,994,203
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 4.1%
                               Other Diversified Financial Services -- 0.3%
     500,000                   Bank of America NA, 1.25%, 2/14/17                    $       500,344
     600,000                   General Electric Co., 2.3%, 4/27/17                           605,055
     750,000          0.91     General Electric Co., Floating Rate Note, 5/15/17             751,096
                                                                                     ---------------
                                                                                     $     1,856,495
----------------------------------------------------------------------------------------------------
                               Multi-Sector Holdings -- 0.5%
     580,000                   Berkshire Hathaway Finance Corp., 1.6%, 5/15/17       $       582,428
   1,000,000          0.81     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 1/10/17                                               1,000,537
   1,000,000          0.75     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 8/14/17                                               1,000,752
                                                                                     ---------------
                                                                                     $     2,583,717
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.2%
     625,000                   MassMutual Global Funding II, 2.0%,
                               4/5/17 (144A)                                         $       628,594
     500,000          0.95     National Rural Utilities Cooperative Finance Corp.,
                               Floating Rate Note, 11/23/16                                  500,266
     150,000                   NYSE Holdings LLC, 2.0%, 10/5/17                              151,444
                                                                                     ---------------
                                                                                     $     1,280,304
----------------------------------------------------------------------------------------------------
                               Consumer Finance -- 1.9%
     500,000                   Ally Financial, Inc., 3.6%, 5/21/18                   $       508,125
     600,000                   American Express Credit Corp., 1.125%, 6/5/17                 599,870
     600,000          0.95     American Express Credit Corp., Floating Rate
                               Note, 6/5/17                                                  599,426
   1,000,000          0.92     American Express Credit Corp., Floating Rate
                               Note, 9/22/17                                                 999,042
     500,000                   American Honda Finance Corp., 1.125%, 10/7/16                 500,166
     750,000                   American Honda Finance Corp., 1.2%, 7/14/17                   751,562
     174,000                   American Honda Finance Corp., 1.55%, 12/11/17                 175,211
     750,000          0.94     American Honda Finance Corp., Floating Rate
                               Note, 12/11/17                                                751,286
     580,000          1.07     American Honda Finance Corp., Floating Rate
                               Note, 9/20/17                                                 582,240

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
     750,000                   Capital One Bank USA NA, 1.15%, 11/21/16              $       749,972
     600,000                   Capital One Bank USA NA, 1.3%, 6/5/17                         600,140
     750,000                   Capital One NA, 1.65%, 2/5/18                                 751,189
   1,000,000                   Caterpillar Financial Services Corp., 1.0%, 11/25/16        1,000,724
   1,125,000                   Caterpillar Financial Services Corp., 1.35%, 9/6/16         1,125,000
     625,000                   General Motors Financial Co, Inc., 2.4%, 5/9/19               628,148
     485,000          0.83     PACCAR Financial Corp., Floating Rate Note, 6/6/17            485,446
                                                                                     ---------------
                                                                                     $    10,807,547
----------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.3%
     750,000                   The Bank of New York Mellon Corp., 1.969%,
                               6/20/17 (Step)                                        $       755,917
     240,000          1.32     The Bank of New York Mellon Corp., Floating Rate
                               Note, 8/1/18                                                  240,960
     587,000          1.32     The Goldman Sachs Group, Inc., Floating Rate
                               Note, 5/22/17                                                 588,259
                                                                                     ---------------
                                                                                     $     1,585,136
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.8%
     750,000          1.37     Morgan Stanley, Floating Rate Note, 1/5/18            $       751,191
     275,000          3.10     Morgan Stanley, Floating Rate Note, 11/9/18                   277,636
     500,000          2.01     Morgan Stanley, Floating Rate Note, 2/1/19                    510,228
     650,000                   North American Development Bank, 2.3%, 10/10/18               661,268
   1,500,000          1.04     The Bear Stearns Companies LLC, Floating Rate
                               Note, 11/21/16                                              1,500,309
     650,000          1.84     The Goldman Sachs Group, Inc., Floating Rate
                               Note, 4/30/18                                                 655,848
                                                                                     ---------------
                                                                                     $     4,356,480
----------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.1%
     750,000          2.49     ICBCIL Finance Co, Ltd., Floating Rate Note,
                               11/13/18 (144A)                                       $       753,850
                                                                                     ---------------
                               Total Diversified Financials                          $    23,223,529
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 6.3%
                               Life & Health Insurance -- 0.4%
     750,000                   Principal Life Global Funding II, 1.2%,
                               5/19/17 (144A)                                        $       750,678
   1,400,000          1.17     Principal Life Global Funding II, Floating Rate
                               Note, 12/1/17 (144A)                                        1,406,370
                                                                                     ---------------
                                                                                     $     2,157,048
----------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.9%
     900,000          1.04     Metropolitan Life Global Funding I, Floating Rate
                               Note, 4/10/17 (144A)                                  $       901,505
   1,150,000                   New York Life Global Funding, 1.125%,
                               3/1/17 (144A)                                               1,150,876

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 57

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- (continued)
     750,000                   New York Life Global Funding, 1.45%,
                               12/15/17 (144A)                                       $       753,926
     750,000          0.91     New York Life Global Funding, Floating Rate
                               Note, 12/15/17 (144A)                                         751,239
     600,000                   The Hartford Financial Services Group, Inc.,
                               5.375%, 3/15/17                                               612,191
   1,100,000                   The Hartford Financial Services Group, Inc.,
                               5.5%, 10/15/16                                              1,105,456
                                                                                     ---------------
                                                                                     $     5,275,193
----------------------------------------------------------------------------------------------------
                               Reinsurance -- 5.0%
     300,000          4.05     Acorn Re, Ltd., Floating Rate Note, 7/17/18
                               (Cat Bond) (144A)                                     $       308,640
     250,000          6.62     Alamo Re, Ltd., Floating Rate Note, 6/7/17
                               (Cat Bond) (144A)                                             253,500
     350,000          5.78     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                               (Cat Bond) (144A)                                             361,830
     250,000          3.11     Aozora Re, Ltd., Floating Rate Note, 4/7/23
                               (Cat Bond) (144A)                                             251,600
     100,000                   Arlington Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 8/31/16 (f) (g)                            4,860
     150,000                   Arlington Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 8/31/17 (f) (g)                          153,045
     500,000          3.84     Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                               (Cat Bond) (144A)                                             508,100
     300,000                   Berwick 2016-1 Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 2/1/18 (f) (g)                           311,940
     250,000          0.00     Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                               (Cat Bond) (144A)                                             251,825
     400,000          5.76     Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                               (Cat Bond) (144A)                                             413,880
     750,000          6.85     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                               (Cat Bond) (144A)                                             763,950
     250,000                   Carnosutie 2016-N,Segregated Account (Artex
                               SAC Ltd.), Variable Rate Notes, 11/30/20 (f) (g)              260,275
     250,000          4.68     Citrus Re, Ltd., Floating Rate Note, 4/18/17
                               (Cat Bond) (144A)                                             250,750
     600,000          4.28     Citrus Re, Ltd., Floating Rate Note, 4/24/17
                               (Cat Bond) (144A)                                             601,260
     600,000                   Denning 2016 Segregated Account (Artex), Variable
                               Rate Notes, 7/7/17 (f) (g)                                    590,580
     500,000          2.83     East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                               (Cat Bond) (144A)                                             502,900
         603                   Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                               (144A) (f) (g)                                                 10,504
     600,000                   Eden Re II, Variable Rate Notes, 4/23/19 (f) (g)              633,600

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     500,000          7.69     Galileo Re, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                     $       504,050
     600,000          6.48     Gator Re, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                             530,220
     300,000                   Gleneagles Segregated Account (Artex SAC Ltd),
                               Variable Rate Notes, 11/30/20 (f) (g)                         319,500
     750,000          2.42     Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                               (Cat Bond) (144A)                                             740,925
     600,000                   Gullane Segregated Account (Artex SAC Ltd.),
                               Variable Rate Note 11/30/20 (f) (g)                           624,600
     750,000          4.00     Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                               (Cat Bond) (144A)                                             761,325
     250,000          6.87     Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                               (Cat Bond) (144A)                                             255,725
     250,000          9.46     Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                               (Cat Bond) (144A)                                             257,225
     650,000          5.00     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                             655,655
     350,000          4.76     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                             353,500
     350,000                   Kingsbarns Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 5/15/17 (f) (g)                          331,450
     450,000          2.51     Kizuna Re II, Ltd., Floating Rate Note, 4/6/18
                               (Cat Bond) (144A)                                             450,450
     250,000                   Lahinch Re, Variable Rate Notes, 5/10/21 (f) (g)              244,650
     750,000          3.75     Long Point Re III, Ltd., Floating Rate Note, 5/23/18
                               (Cat Bond) (144A)                                             761,925
     250,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f) (g)          17,500
     600,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (f) (g)         615,840
     300,000                   Madison Re. Variable Rate Notes, 3/31/19 (f) (g)              307,530
     650,000          2.26     Merna Re V, Ltd., Floating Rate Note, 4/7/17
                               (Cat Bond) (144A)                                             650,195
     500,000          9.03     Mythen Re, Ltd., Series 2012-2 Class A, Floating Rate
                               Note, 1/5/17 (Cat Bond) (144A)                                505,050
     300,000                   Nairn 2016 Segregated Account (Artex), Variable Rate
                               Notes, 8/29/17 (f) (g)                                        269,940
   1,000,000                   Pangaea Re, Series 2015-1, Principal at Risk Notes,
                               2/1/19 (f) (g)                                                 39,200
   1,000,000                   Pangaea Re, Series 2015-2, Principal at Risk Notes,
                               11/30/19 (f) (g)                                              104,400
     500,000                   Pangaea Re, Series 2016-2, Principal at Risk Notes,
                               11/30/20 (f) (g)                                              516,350
     500,000                   Pangaea Re, Variable Rate Notes, 12/20/16 (f) (g)             474,600
     800,000                   Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)              826,240
     700,000                   Pangaea Re., Variable Rate Notes, 7/1/18 (f) (g)               12,600

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 59

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     500,000          4.61     PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                               (Cat Bond) (144A)                                     $       506,600
     300,000                   Port Rush RE, Variable Rate Notes, 6/15/17 (f) (g)            281,880
     500,000          3.76     Queen City Re, Ltd., Floating Rate Note, 1/6/17
                               (Cat Bond) (144A)                                             494,150
     500,000          5.83     Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                               (Cat Bond) (144A)                                             502,600
     250,000          6.24     Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                               (Cat Bond) (144A)                                             255,050
   1,150,000          4.77     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                             1,145,860
     250,000         13.02     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                               250,250
     250,000          6.02     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                               248,975
     250,000          9.52     Residential Reinsurance 2013, Ltd., Floating Rate
                               Note, 6/6/17 (Cat Bond) (144A)                                257,775
     250,000          3.76     Residential Reinsurance 2014, Ltd., Floating Rate
                               Note, 6/6/18 (Cat Bond) (144A)                                252,925
     350,000          0.00     Resilience Re, Ltd., Variable Rate Notes 4/7/17
                               (Cat Bond)                                                    331,660
     250,000          0.00     Resilience Re, Ltd., Variable Rate Notes 6/12/17
                               (Cat Bond)                                                    236,925
     750,000          3.76     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                               (Cat Bond) (144A)                                             750,675
     750,000          4.21     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                               (Cat Bond) (144A)                                             751,350
     650,000          4.03     Sanders Re, Ltd., Floating Rate Note, 6/7/17
                               (Cat Bond) (144A)                                             652,665
     300,000                   Sector Re V, Ltd.,Variable Rate Notes, 3/1/21 (f) (g)         309,930
       1,889                   Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                               (144A) (f) (g)                                                  2,356
     250,000                   Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                               (144A) (f) (g)                                                271,300
       1,250                   Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                               (144A) (f) (g)                                                 27,970
     500,000                   Shenandoah 2017-1 Segregated Account (Artex),
                               Variable Rate Notes, 7/7/17 (f) (g)                           480,350
     250,000                   Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                               (144A) (f) (g)                                                    650
     400,000                   Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                               (144A) (f) (g)                                                  9,880
     250,000                   Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                               (144A) (f) (g)                                                264,300
     300,000                   St. Andrews Segregated Account (Artex),
                               Variance Rate Notes, 2/1/18 (f) (g)                           310,320

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     250,000          5.26     Tradewynd Re, Ltd., Floating Rate Note, 1/8/18
                               (Cat Bond) (144A)                                     $       252,450
     600,000                   Versutus 2016, Class A-1, Variable Rate Notes,
                               11/30/20 (f) (g)                                              620,160
     800,000                   Versutus Ltd., Series 2015-A, Variable Rate Notes,
                               12/31/2017 (f) (g)                                             18,080
     500,000          2.96     Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                               (Cat Bond) (144A)                                             500,600
     500,000          1.96     Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                               (Cat Bond) (144A)                                             496,150
     400,000          2.26     Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                               (Cat Bond) (144A)                                             400,840
     250,000          2.76     Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                               (Cat Bond) (144A)                                             254,000
                                                                                     ---------------
                                                                                     $    28,702,360
                                                                                     ---------------
                               Total Insurance                                       $    36,134,601
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Health Care REIT -- 0.1%
     500,000                   Welltower, Inc., 2.25%, 3/15/18                       $       504,588
                                                                                     ---------------
                               Total Real Estate                                     $       504,588
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.4%
                               Systems Software -- 0.4%
     875,000                   Microsoft Corp., 1.1%, 8/8/19                         $       873,294
     300,000                   Oracle Corp., 2.25%, 10/8/19                                  309,480
     500,000                   Oracle Corp., 2.375%, 1/15/19                                 513,738
     575,000          0.83     Oracle Corp., Floating Rate Note, 7/7/17                      575,908
                                                                                     ---------------
                                                                                     $     2,272,420
                                                                                     ---------------
                               Total Software & Services                             $     2,272,420
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                               Technology Hardware, Storage & Peripherals -- 0.1%
     650,000          1.47     Apple, Inc., Floating Rate Note, 2/22/19              $       660,467
                                                                                     ---------------
                               Total Technology Hardware & Equipment                 $       660,467
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.5%
                               Semiconductors -- 0.5%
     500,000                   Altera Corp., 2.5%, 11/15/18                          $       514,806
     700,000                   Intel Corp., 1.35%, 12/15/17                                  703,137
     250,000                   Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19          248,910
     500,000                   Texas Instruments, Inc., 0.875%, 3/12/17                      500,160
     575,000                   TSMC Global, Ltd., 1.625%, 4/3/18 (144A)                      576,128
                                                                                     ---------------
                                                                                     $     2,543,141
                                                                                     ---------------
                               Total Semiconductors & Semiconductor Equipment        $     2,543,141
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 61

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.2%
                               Integrated Telecommunication Services -- 1.0%
     650,000                   AT&T, Inc., 1.7%, 6/1/17                              $       652,369
     600,000          1.74     AT&T, Inc., Floating Rate Note, 11/27/18                      606,451
     630,000                   British Telecommunications Plc, 1.25%, 2/14/17                630,472
   1,000,000                   GTP Acquisition Partners I LLC, 2.35%,
                               6/15/45 (144A)                                                993,980
     500,000                   Ooredoo International Finance, Ltd., 3.375%,
                               10/14/16 (144A)                                               501,080
   2,515,000          2.18     Verizon Communications, Inc., Floating Rate
                               Note, 9/15/16                                               2,516,031
                                                                                     ---------------
                                                                                     $     5,900,383
----------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.2%
   1,000,000          1.63     America Movil SAB de CV, Floating Rate
                               Note, 9/12/16                                         $     1,000,068
                                                                                     ---------------
                               Total Telecommunication Services                      $     6,900,451
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 2.0%
                               Electric Utilities -- 1.5%
     500,000                   American Electric Power Co., Inc., 1.65%, 12/15/17    $       501,062
     750,000                   Duke Energy Carolinas LLC, 1.75%, 12/15/16                    751,740
   1,190,000          1.03     Duke Energy Corp., Floating Rate Note, 4/3/17               1,191,747
     440,000          0.84     Duke Energy Progress LLC, Floating Rate
                               Note, 11/20/17                                                439,951
     411,000          0.88     Duke Energy Progress LLC, Floating Rate Note, 3/6/17          411,267
   1,150,000          1.16     Electricite de France SA, Floating Rate Note,
                               1/20/17 (144A)                                              1,150,575
   1,180,000                   Exelon Corp., 1.55%, 6/9/17                                 1,182,279
     575,000                   NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18         576,469
     750,000                   NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17         755,965
     600,000                   NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19           609,031
     660,000                   Southern California Edison Co., 1.125%, 5/1/17                660,748
     650,000                   The Southern Co., 1.55%, 7/1/18                               652,633
                                                                                     ---------------
                                                                                     $     8,883,467
----------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.1%
     600,000                   DCP Midstream Operating LP, 2.5%, 12/1/17             $       597,750
----------------------------------------------------------------------------------------------------
                               Multi-Utilities -- 0.3%
   1,021,000                   Dominion Resources, Inc. Virginia, 1.25%, 3/15/17     $     1,021,772
     575,000                   Sempra Energy, 2.3%, 4/1/17                                   578,915
                                                                                     ---------------
                                                                                     $     1,600,687
----------------------------------------------------------------------------------------------------
                               Independent Power Producers &
                               Energy Traders -- 0.1%
     500,000                   PSEG Power LLC, 2.75%, 9/15/16                        $       500,248
                                                                                     ---------------
                               Total Utilities                                       $    11,582,152
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.2%
                               Government -- 0.2%
   1,000,000                   Banco Nacional de Desenvolvimento Economico e
                               Social, 3.375%, 9/26/16 (144A)                        $       997,500
                                                                                     ---------------
                               Total Government                                      $       997,500
----------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $208,330,216)                                   $   208,816,119
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 9.8%
   1,302,305                   Fannie Mae, 2.0%, 11/1/23                             $     1,324,584
   1,326,429                   Fannie Mae, 2.5%, 3/1/28                                    1,371,936
     279,744                   Fannie Mae, 2.5%, 6/1/23                                      289,295
     902,193                   Fannie Mae, 3.0%, 10/1/27                                     945,713
   1,108,206                   Fannie Mae, 3.0%, 11/1/27                                   1,165,811
     551,361                   Fannie Mae, 3.0%, 5/1/21                                      577,588
     332,907                   Fannie Mae, 4.0%, 12/1/19                                     344,353
     202,666                   Fannie Mae, 4.5%, 1/1/41                                      223,328
     333,624                   Fannie Mae, 4.5%, 5/1/39                                      371,267
     555,124                   Fannie Mae, 4.5%, 5/1/39                                      618,090
     455,378                   Fannie Mae, 5.0%, 10/1/41                                     506,776
     139,895                   Fannie Mae, 5.0%, 11/1/20                                     147,110
      43,373                   Fannie Mae, 5.5%, 12/1/35                                      49,100
     208,611                   Fannie Mae, 5.5%, 8/1/37                                      237,233
     323,602                   Fannie Mae, 6.0%, 10/1/22                                     347,900
      31,899                   Fannie Mae, 6.0%, 2/1/34                                       36,475
      20,574                   Fannie Mae, 6.0%, 4/1/38                                       23,588
     210,939                   Fannie Mae, 6.5%, 4/1/29                                      241,654
       4,984                   Fannie Mae, 6.5%, 7/1/32                                        5,894
       4,042                   Fannie Mae, 6.5%, 8/1/17                                        4,092
      11,090                   Fannie Mae, 7.0%, 1/1/36                                       12,249
       6,649                   Fannie Mae, 7.0%, 7/1/17                                        6,680
      46,134          3.10     Fannie Mae, Floating Rate Note, 1/1/25                         46,988
      76,436          2.40     Fannie Mae, Floating Rate Note, 10/1/29                        77,656
     294,836          2.23     Fannie Mae, Floating Rate Note, 10/1/36                       297,028
      74,174          3.05     Fannie Mae, Floating Rate Note, 11/1/24                        77,059
       1,486          2.47     Fannie Mae, Floating Rate Note, 11/1/25                         1,559
      28,823          1.89     Fannie Mae, Floating Rate Note, 11/1/40                        28,767
      45,749          2.90     Fannie Mae, Floating Rate Note, 12/1/28                        47,648
     152,639          4.32     Fannie Mae, Floating Rate Note, 12/1/36                       159,939
       4,308          2.95     Fannie Mae, Floating Rate Note, 2/1/27                          4,334
         702          3.82     Fannie Mae, Floating Rate Note, 2/1/33                            739
       2,882          3.09     Fannie Mae, Floating Rate Note, 4/1/28                          2,907
       2,548          2.91     Fannie Mae, Floating Rate Note, 4/1/29                          2,610

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 63

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
      39,895          3.03     Fannie Mae, Floating Rate Note, 7/1/36                $        42,312
     605,000          0.57     Federal Farm Credit Banks, Floating Rate
                               Note, 10/17/17                                                604,790
     718,536                   Federal Home Loan Mortgage Corp., 2.5%, 10/1/27               743,809
     127,473                   Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                135,211
      77,092                   Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                 78,973
      73,856                   Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                 75,658
      76,221                   Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                84,102
      41,869                   Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                 44,586
      29,606                   Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                 32,383
       1,779          2.67     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 1/1/28                                                    1,867
     307,161          2.73     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 10/1/31                                                 311,826
       4,255          2.56     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 11/1/31                                                   4,492
     244,532          2.78     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 12/1/31                                                 244,948
       8,838          3.17     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 4/1/25                                                    9,078
       1,889          2.70     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 4/1/29                                                    1,914
       4,109          2.36     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 5/1/25                                                    4,116
       1,265          2.88     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 7/1/18                                                    1,268
      48,469          3.26     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 8/1/31                                                   50,394
   1,366,275                   Federal National Mortgage Association,
                               2.0%, 8/1/23                                                1,389,710
   1,223,188                   Federal National Mortgage Association,
                               2.5%, 9/1/22                                                1,264,948
     510,091                   Federal National Mortgage Association,
                               3.0%, 12/1/21                                                 534,355
     537,782                   Federal National Mortgage Association,
                               4.0%, 1/1/20                                                  556,215
     619,585                   Federal National Mortgage Association,
                               4.0%, 10/1/20                                                 641,835
     633,866                   Federal National Mortgage Association,
                               4.0%, 3/1/21                                                  656,966
     182,619                   Federal National Mortgage Association,
                               4.0%, 8/1/19                                                  188,868

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
     192,950                   Government National Mortgage Association I,
                               5.0%, 8/15/19                                         $       203,764
     100,389                   Government National Mortgage Association I,
                               6.0%, 11/15/36                                                116,316
      51,114                   Government National Mortgage Association I,
                               6.0%, 12/15/31                                                 59,768
      10,507                   Government National Mortgage Association I,
                               6.0%, 3/15/17                                                  10,553
      25,165                   Government National Mortgage Association I,
                               6.5%, 10/15/37                                                 28,973
      23,986                   Government National Mortgage Association I,
                               6.5%, 5/15/31                                                  28,162
       6,994                   Government National Mortgage Association I,
                               6.5%, 7/15/35                                                   8,053
      50,445                   Government National Mortgage Association I,
                               7.5%, 10/15/36                                                 59,170
     178,436                   Government National Mortgage Association II,
                               6.0%, 10/20/21                                                188,224
     146,941                   Government National Mortgage Association II,
                               6.0%, 11/20/22                                                159,040
     131,227                   Government National Mortgage Association II,
                               6.0%, 4/20/22                                                 138,478
      70,777                   Government National Mortgage Association II,
                               6.0%, 8/20/19                                                  73,197
     585,000                   U.S. Treasury Notes, 0.5%, 7/31/17                            584,086
   2,070,000                   U.S. Treasury Notes, 0.625%, 11/30/17                       2,067,251
   1,500,000                   U.S. Treasury Notes, 0.625%, 5/31/17                        1,500,058
  12,500,000                   U.S. Treasury Notes, 0.625%, 6/30/17                       12,498,016
   1,000,000                   U.S. Treasury Notes, 0.75%, 2/28/18                           999,727
   1,500,000                   U.S. Treasury Notes, 0.75%, 4/30/18                         1,499,180
   4,000,000                   U.S. Treasury Notes, 0.875%, 1/15/18                        4,007,032
     650,000                   U.S. Treasury Notes, 0.875%, 4/15/19                          649,949
     885,000                   U.S. Treasury Notes, 0.875%, 4/30/17                          886,763
     885,000                   U.S. Treasury Notes, 0.875%, 5/15/17                          886,797
   1,150,000                   U.S. Treasury Notes, 1.0%, 3/15/19                          1,153,954
   4,000,000                   U.S. Treasury Notes, 1.0%, 3/31/17                          4,010,000
   5,755,000                   U.S. Treasury Notes, 2.25%, 11/30/17                        5,862,233
   1,500,000                   U.S. Treasury Notes, 2.75%, 12/31/17                        1,539,375
----------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND
                               AGENCY OBLIGATIONS
                               (Cost $56,346,060)                                    $    56,520,693
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 65

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 1.9% (e)
                               Municipal Development -- 1.4%
   1,480,000          0.39     County of Jackson Mississippi, Floating Rate
                               Note, 6/1/23                                          $     1,480,000
   2,395,000          0.38     Mississippi Business Finance Corp., Floating Rate
                               Note, 11/1/35                                               2,395,000
   2,850,000          0.60     Mississippi Business Finance Corp., Floating
                               Rate Note, 12/1/30                                          2,850,000
   1,000,000          0.60     Mississippi Business Finance Corp., Floating
                               Rate Note, 12/1/30                                          1,000,000
                                                                                     ---------------
                                                                                     $     7,725,000
----------------------------------------------------------------------------------------------------
                               Municipal Medical -- 0.5%
   2,885,000          0.60     Harris County Health Facilities Development Corp.,
                               Floating Rate Note, 12/1/41                           $     2,885,000
----------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $10,610,000)                                    $    10,610,000
----------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 6.5%**
                               ENERGY -- 0.1%
                               Oil & Gas Storage & Transportation -- 0.1%
     278,824          4.04     Energy Transfer Equity LP, Loan (2015), 12/2/19       $       275,756
                                                                                     ---------------
                               Total Energy                                          $       275,756
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.6%
                               Commodity Chemicals -- 0.1%
     443,147          4.50     Tronox Pigments Holland BV, New Term Loan, 3/19/20    $       437,940
----------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.4%
     541,750          3.75     Huntsman International LLC, 2014-1 Incremental
                               Term Loan, 9/30/21                                    $       542,761
   1,229,095          5.50     MacDermid, Inc., Tranche B Term Loan (First
                               Lien), 6/7/20                                               1,230,727
     496,250          5.50     MacDermid, Inc., Tranche B-3 Term Loan, 6/7/20                496,649
     118,103          2.75     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                   118,116
                                                                                     ---------------
                                                                                     $     2,388,253
----------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.0%+
     184,778          4.25     CeramTec Service GmbH, Initial Dollar Term
                               B-1 Loan, 8/30/20                                     $       185,586
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.0%+
      95,381          5.50     BWay Intermediate, Initial Term Loan, 8/14/20         $        95,838
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
      41,132          3.75     Fortescue Metals Group Ltd., Bank Loan, 6/30/19       $        40,922
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Steel -- 0.0%+
     143,954          4.50     TMS International Corp., Term B Loan, 10/2/20         $       139,995
----------------------------------------------------------------------------------------------------
                               Paper Products -- 0.1%
     239,867          6.25     Appvion, Inc., Term Commitment, 6/28/19               $       236,568
                                                                                     ---------------
                               Total Materials                                       $     3,525,102
----------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.7%
                               Aerospace & Defense -- 0.1%
     496,154          4.75     DigitalGlobe, Inc., Term Loan, 1/25/20                $       500,388
     447,432          3.25     Wesco Aircraft Hardare Corp., Tranche B Term
                               Loan (First Lien), 2/24/21                                    443,517
                                                                                     ---------------
                                                                                     $       943,905
----------------------------------------------------------------------------------------------------
                               Building Products -- 0.1%
     400,246          4.25     Unifrax Corp., New Term B Loan, 12/31/19              $       395,056
----------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.0%+
     139,526          3.75     Aecom Technology, Term Loan B, 10/15/21               $       140,572
----------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.2%
     390,741          3.00     Southwire Co., Term Loan, 1/31/21                     $       387,973
     335,164          6.50     WireCo WorldGroup Inc., Term Loan (First
                               Lien), 7/22/23                                                336,944
     403,925          6.00     WireCo WorldGroup, Inc., Term Loan, 2/15/17                   406,071
                                                                                     ---------------
                                                                                     $     1,130,988
----------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.1%
      20,481          4.25     CeramTec Acquisition Corp., Initial Dollar Term
                               B-2 Loan, 8/30/20                                     $        20,571
      56,477          4.25     CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                   56,724
     326,836          4.50     Milacron LLC, Term Loan, 9/28/20                              328,368
                                                                                     ---------------
                                                                                     $       405,663
----------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.1%
     397,000          6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17          $       376,158
     253,811          3.50     Terex Corp., U.S. Term Loan, 8/13/21                          252,860
                                                                                     ---------------
                                                                                     $       629,018
----------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
     496,250          0.00     NN, Inc., Initial Term Loan, 10/2/22                  $       495,216
----------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.0%+
      55,913          3.75     WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19  $        56,087
                                                                                     ---------------
                               Total Capital Goods                                   $     4,196,505
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 67

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                               Environmental & Facilities Services -- 0.2%
     943,487          5.00     Wheelabrator, Term B Loan, 10/15/21                   $       923,044
      42,146          5.00     Wheelabrator, Term C Loan, 10/15/21                            41,232
                                                                                     ---------------
                                                                                     $       964,276
----------------------------------------------------------------------------------------------------
                               Office Services & Supplies -- 0.0%+
     175,000          3.75     West Corp., Term B-12 Loan, 6/13/23                   $       175,788
----------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.1%
     471,804          4.00     Garda World Security Corp., Term B Loan, 11/1/20      $       465,907
     120,694          4.00     Garda World Security Corp., Term B Loan, 11/8/20              119,186
                                                                                     ---------------
                                                                                     $       585,093
----------------------------------------------------------------------------------------------------
                               Human Resource & Employment Services -- 0.0%+
     105,517          3.50     On Assignment, Inc., Tranche B-1 Term Loan, 6/5/22    $       105,781
                                                                                     ---------------
                               Total Commercial Services & Supplies                  $     1,830,938
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Airlines -- 0.1%
     742,500          3.50     American Airlines, Inc., 2015 Term Loan, 10/10/21     $       744,589
      97,475          3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18            97,827
                                                                                     ---------------
                                                                                     $       842,416
----------------------------------------------------------------------------------------------------
                               Marine -- 0.1%
     409,287          5.25     Navios Maritime Partners LP, Term Loan, 6/27/18       $       367,676
                                                                                     ---------------
                               Total Transportation                                  $     1,210,092
----------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.4%
                               Auto Parts & Equipment -- 0.3%
     526,667          6.00     BBB Industries US, Initial Term Loan, 10/15/21        $       524,198
     462,969          3.75     MPG Holdco I, Inc., Tranche B-1 Term Loan
                               (2015), 10/20/21                                              464,055
     466,463          4.50     TI Group Automotive Systems LLC, Initial US Term
                               Loan, 6/25/22                                                 468,212
                                                                                     ---------------
                                                                                     $     1,456,465
----------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.1%
     520,309          3.50     Chrysler Group LLC, Term Loan B, 5/24/17              $       521,889
     345,386          3.25     Chrysler Group LLC, Tranche B Term Loan, 12/29/18             346,033
                                                                                     ---------------
                                                                                     $       867,922
                                                                                     ---------------
                               Total Automobiles & Components                        $     2,324,387
----------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.4%
                               Casinos & Gaming -- 0.2%
     911,125          6.00     Scientific Games, Initial Term B-2, 10/1/21           $       911,837
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.0%+
      28,665          3.50     Hilton Worldwide Finance LLC, Series B-1 Term
                               Loan, 9/23/20                                         $        28,781
     293,769          3.10     Hilton Worldwide Finance LLC, Series B-2 Term
                               Loan, 10/25/23                                                295,605
                                                                                     ---------------
                                                                                     $       324,386
----------------------------------------------------------------------------------------------------
                               Restaurants -- 0.1%
     525,934          3.75     Burger King BC ULC, Term B-2 Loan, 12/12/21           $       528,892
----------------------------------------------------------------------------------------------------
                               Education Services -- 0.1%
     389,906          3.75     Bright Horizons Family Solutions, Inc., Term B
                               Loan, 1/14/20                                         $       391,734
                                                                                     ---------------
                               Total Consumer Services                               $     2,156,849
----------------------------------------------------------------------------------------------------
                               MEDIA -- 0.9%
                               Broadcasting -- 0.5%
     306,250          3.00     CBS Outdoor Americas Capital llc, Tranche B Term
                               Loan (First Lien), 1/15/21                            $       306,761
     440,191          4.00     Entercom Radio llc, Term B-2 Loan, 11/23/18                   440,742
     801,032          3.94     Gray Television, Inc., Term Loan
                               (First Lien), 6/10/21                                         805,238
     195,466          3.32     Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20           194,937
     432,725          3.00     Sinclair Television Group, Inc., New Tranche B Term
                               Loan, 4/19/20                                                 433,398
     271,541          3.50     The EW Scripps Co., Term Loan, 11/26/20                       273,012
     546,230          4.12     Tribune Media Co., Term B Loan, 12/27/20                      549,640
                                                                                     ---------------
                                                                                     $     3,003,728
----------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.3%
     391,000          2.95     Mediacom Illinois LLC, Tranche F Term
                               Loan, 3/31/18                                         $       389,208
     476,177          3.70     Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                474,577
     449,291          3.65     Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22         447,782
     289,532          3.66     Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22         288,559
                                                                                     ---------------
                                                                                     $     1,600,126
----------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.1%
     243,138          4.00     AMC Entertainment, Inc., Initial Term Loan, 4/30/20   $       245,135
      38,176          3.75     Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18             38,080
     503,755          3.50     Live Nation Entertainment, Inc., Term B-1
                               Loan, 8/17/20                                                 506,825
                                                                                     ---------------
                                                                                     $       790,040
                                                                                     ---------------
                               Total Media                                           $     5,393,894
----------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.1%
                               Food Retail -- 0.1%
     451,553          4.75     Albertsons LLC, Term B-6 Loan, 6/1/23                 $       454,488
                                                                                     ---------------
                               Total Food & Staples Retailing                        $       454,488
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 69

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.1%
                               Agricultural Products -- 0.1%
     513,188          3.25     Darling International, Inc., Term B USD
                               Loan, 12/19/20                                        $       515,112
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.0%+
     194,500          3.75     JBS USA LLC, Incremental Term Loan, 9/18/20           $       194,683
                                                                                     ---------------
                               Total Food, Beverage & Tobacco                        $       709,795
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Personal Products -- 0.1%
     496,222          4.47     Party City Holdings, Inc., Term Loan, 8/6/22          $       497,640
                                                                                     ---------------
                               Total Household & Personal Products                   $       497,640
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                               Health Care Supplies -- 0.2%
     260,788          4.00     Halyard Health, Inc., Term Loan, 11/1/21              $       261,114
     738,679          5.00     Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20          743,111
     297,750          4.25     Sterigenics-Nordion Holdings LLC, Initial Term
                               Loan, 4/27/22                                                 297,750
                                                                                     ---------------
                                                                                     $     1,301,975
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.2%
     497,500          4.50     Envision Healthcare Corp., Tranche B-2 Term
                               Loan, 10/28/22                                        $       499,277
     646,750          5.25     US Renal Care, Inc., Initial Term Loan (First
                               Lien), 11/16/22                                               632,036
                                                                                     ---------------
                                                                                     $     1,131,313
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.2%
      87,274          4.08     CHS, Incremental 2018 Term F Loan, 12/31/18           $        86,207
      92,097          3.38     CHS, Incremental 2019 Term G Loan, 12/31/19                    88,430
     169,456          4.00     CHS, Incremental 2021 Term H Loan, 1/27/21                    162,631
     270,855          4.25     Kindred Healthcare, Inc., Tranche B Loan (First
                               Lien), 4/10/21                                                268,993
     291,729          6.75     Steward Health Care System LLC, Term Loan, 4/10/20            291,904
     299,250          6.25     Vizient, Inc., Initial Term Loan, 2/9/23                      303,115
                                                                                     ---------------
                                                                                     $     1,201,280
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
     393,000          3.75     Emdeon Inc., Term B-3 Loan, 2.50%, 11/2/18            $       393,000
                                                                                     ---------------
                               Total Health Care Equipment & Services                $     4,027,568
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.2%
                               Pharmaceuticals -- 0.2%
     242,780          3.75     Endo Luxembourg Finance I Co Sarl, 2015
                               Incremental Term B Loan, 6/24/22                      $       241,870
     293,250          3.25     Mallinckrodt International Finance SA, Initial
                               Term B Loan, 3/6/21                                           292,883
     207,215          3.53     Prestige Brands, Inc., Term B-3 Loan, 9/3/21                  208,089
     475,204          5.50     Valeant Pharmaceuticals, Series F-1, 3/11/22                  475,619
                                                                                     ---------------
                                                                                     $     1,218,461
----------------------------------------------------------------------------------------------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $     1,218,461
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.4%
                               Other Diversified Financial Services -- 0.3%
     425,000          3.50     Delos Finance SARL, Tranche B Term Loan, 2/27/21      $       427,125
     345,000          3.54     Fly Funding II Sarl, Loan, 8/9/19                             345,324
     738,665          5.00     Nord Anglia Education, Initial Term Loan, 3/31/21             740,512
                                                                                     ---------------
                                                                                     $     1,512,961
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
     236,744          3.51     Avago Technologies, Term Loan (First Lien), 2/1/23    $       239,012
     196,000          3.25     SBA Senior Finance II LLC, Incremental Tranche
                               B-1 Term Loan, 3/31/21                                        196,014
                                                                                     ---------------
                                                                                     $       435,026
----------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.0%+
     144,064          4.25     LPL Holdings, Inc., 2021 Tranche B Term
                               Loan, 3/29/21                                         $       144,964
                                                                                     ---------------
                               Total Diversified Financials                          $     2,092,951
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Mortgage REIT -- 0.0%+
     194,472          3.50     Starwood Property Trust, Inc., Term Loan, 4/17/20     $       194,837
----------------------------------------------------------------------------------------------------
                               Hotel & Resort REIT -- 0.1%
     314,213          4.00     MGM Growth Properties Operating Partnership LP,
                               Term B Loan, 4/7/23                                   $       317,207
----------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.1%
     486,181          3.25     The GEO Group, Inc., Term Loan, 4/3/20                $       466,734
                                                                                     ---------------
                               Total Real Estate                                     $       978,778
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.3%
                               Internet Software & Services -- 0.1%
     282,929          3.50     Vantiv LLC, Term B Loan, 6/12/21                      $       284,489
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 71

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.1%
     396,924          3.00     CDW LLC, Term Loan, 8/16/23                           $       396,676
     196,000          5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                               (First Lien), 4/23/21                                         165,069
                                                                                     ---------------
                                                                                     $       561,745
----------------------------------------------------------------------------------------------------
                               Application Software -- 0.1%
     347,941          4.50     MA FinanceCo LLC, Initial Tranche B-2 Term
                               Loan, 11/20/21                                        $       349,137
     260,788          3.51     Verint Systems, Inc., Tranche B-2 Term Loan
                               (First Lien), 9/6/19                                          261,669
                                                                                     ---------------
                                                                                     $       610,806
                                                                                     ---------------
                               Total Software & Services                             $     1,457,040
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.1%
     243,125          3.41     Belden Finance 2013 LP, Initial Term Loan, 9/9/20     $       242,897
     343,000          3.75     Ciena Corp., Term Loan, 7/15/19                               342,786
                                                                                     ---------------
                                                                                     $       585,683
----------------------------------------------------------------------------------------------------
                               Electronic Equipment Manufacturers -- 0.1%
     423,864          4.00     Zebra Technologies Corp., Refinancing Term
                               Loan, 12/27/21                                        $       428,003
                                                                                     ---------------
                               Total Technology Hardware & Equipment                 $     1,013,686
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.1%
                               Semiconductor Equipment -- 0.1%
     638,666          2.88     Sensata Technologies BV, Sixth Amendment Term
                               Loan, 10/14/21                                        $       641,793
----------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.0%+
     200,000          5.25     ON Semiconductor Corp., Term Loan (First
                               Lien), 3/31/23                                        $       202,797
                                                                                     ---------------
                               Total Semiconductors & Semiconductor Equipment        $       844,590
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.1%
                               Integrated Telecommunication Services -- 0.1%
     370,313          4.00     GCI Holdings, Inc., New Term B Loan, 2/2/22           $       371,547
     225,000          0.00     Level 3 Financing, Inc., Tranche B-II 2022 Term
                               Loan, 5/31/22                                                 226,547
     235,662          3.65     Virgin Media Investment Holdings, Ltd., F
                               Facility, 6/30/23                                             235,768
                                                                                     ---------------
                                                                                     $       833,862
                                                                                     ---------------
                               Total Telecommunication Services                      $       833,862
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------
               Floating
  Principal    Rate (b)
  Amount ($)   (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.4%
                               Electric Utilities -- 0.4%
     962,726          5.63     APLP Holdings LP, Term Loan, 4/12/23                  $       969,144
     658,090          3.25     Calpine Construction Finance Co. LP, Term B-2
                               Loan, 1/3/22                                                  652,661
     704,021          5.00     TPF II Power, LLC, Term Loan, 10/2/21                         708,598
                                                                                     ---------------
                                                                                     $     2,330,403
                                                                                     ---------------
                               Total Utilities                                       $     2,330,403
----------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $37,287,496)                                    $    37,372,785
----------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 0.9%
                               Commercial Paper -- 0.9%
     580,000          0.50     Bank of Montreal, Floating Rate Note, 2/2/17          $       579,966
   1,250,000          1.35     Bank of Montreal, Floating Rate Note, 3/16/18               1,249,515
     500,000          1.19     Bank of Nova Scotia Houston, Floating Rate
                               Note, 5/2/17                                                  500,000
     550,000                   Bank of Tokyo-Mitsubishi UFJ Limited, Commercial
                               Paper, 9/26/16 (d)                                            550,038
      69,000                   BMO Harris Bank NA, 1.0%, 4/24/17                              69,127
     400,000                   Credit Agricole Corp., Commercial Paper, 9/13/16 (d)          400,067
     600,000          1.48     Mizuho Bank, Ltd. New York, Floating Rate
                               Note, 10/12/17                                                599,878
     500,000                   Nissan Motor Acceptance Corp., Commercial
                               Paper, 9/14/16 (d)                                            499,856
     600,000          0.90     Skandinaviska Enskilda Banken AB New York NY,
                               Floating Rate Note, 1/9/17                                    600,155
     250,000          1.31     UBS AG, Floating Rate Note, 5/25/17                           250,166
                                                                                     ---------------
                                                                                     $     5,298,768
----------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $5,299,968)                                     $     5,298,768
----------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 99.8%
                               (Cost $574,494,696) (a)                               $   573,875,801
----------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 0.2%                    $     1,144,771
----------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                            $   575,020,572
====================================================================================================

+          Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe or event-linked bond. At August 31, 2016, the value of these securities amounted to $19,435,980 or 3.4% of total net assets. See Notes to Financial Statements -- Note 1H.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 73

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2016, the value of these securities amounted to $181,181,312 or 31.5% of total net assets.

ARM        Adjustable Rate Mortgage.

REMICS     Real Estate Mortgage Investment Conduits.

REIT       Real Estate Investment Trust.

Strips     Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $575,665,044 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                 $ 1,436,275

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                  (3,225,518)
                                                                                ------------
              Net unrealized depreciation                                       $(1,789,243)
                                                                                ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)        Consists of Revenue Bonds unless otherwise indicated.

(f) Structured reinsurance investment. At August 31, 2016, the value of these securities amounted to $9,266,380 or 1.6% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)        Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                               Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                      $ 75,532,911         $ 70,809,439
Other Long-Term Securities                     $181,304,369         $221,899,287

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $11,784,026 and $750,309, respectively.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------
                               Level 1          Level 2            Level 3         Total
-----------------------------------------------------------------------------------------------
Asset Backed Securities        $         --     $    77,546,424    $         --    $ 77,546,424
Collateralized Mortgage
   Obligations                           --         177,711,012              --     177,711,012
Corporate Bonds
   Insurance
     Reinsurance                         --          18,867,395       9,834,965      28,702,360
   All Other
     Corporate Bonds                     --         180,113,759              --     180,113,759
U.S. Government
   Agency Obligations                    --          56,520,693              --      56,520,693
Municipal Bonds                          --          10,610,000              --      10,610,000
Senior Floating Rate
   Loan Interests                        --          37,372,785              --      37,372,785
Commercial paper                         --           5,298,768              --       5,298,768
-----------------------------------------------------------------------------------------------
Total                          $         --     $   564,040,836    $  9,834,965    $573,875,801
===============================================================================================
Other Financial Instruments
   Unrealized depreciation
     on futures contracts      $    (53,096)    $            --    $         --    $    (53,096)
-----------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                 $    (53,096)    $            --    $         --    $    (53,096)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 75

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/15                                               $  9,007,392
Realized gain (loss)(1)                                                    4,684
Change in unrealized appreciation (depreciation)(2)                       52,724
Purchases                                                              9,378,487
Sales                                                                 (8,608,322)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 8/31/16                                               $  9,834,965
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 8/31/16                                                         $222,109
                                                                                --------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Statement of Assets and Liabilities | 8/31/16

ASSETS:
  Investment in securities (cost $574,494,696)                    $573,875,801
  Cash                                                               1,108,220
  Restricted cash*                                                     343,000
  Receivables --
     Investment securities sold                                      1,084,402
     Fund shares sold                                                2,353,134
     Interest                                                        1,703,744
  Variation margin for futures contracts                                15,219
  Prepaid expenses                                                      61,056
--------------------------------------------------------------------------------
        Total assets                                              $580,544,576
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $  4,059,773
     Fund shares repurchased                                           998,591
     Distributions                                                     141,721
     Trustee fees                                                        3,939
  Due to affiliates                                                     16,426
  Accrued expenses                                                     303,554
--------------------------------------------------------------------------------
        Total liabilities                                         $  5,524,004
================================================================================
NET ASSETS:
  Paid-in capital                                                 $589,192,044
  Undistributed net investment income                                  435,630
  Accumulated net realized loss on investments                     (13,935,111)
  Net unrealized depreciation on investments                          (618,895)
  Unrealized depreciation on futures contracts                         (53,096)
--------------------------------------------------------------------------------
        Total net assets                                          $575,020,572
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $179,870,494/18,810,359 shares)               $       9.56
  Class C (based on $97,028,354/10,166,316 shares)                $       9.54
  Class C2 (based on $2,930,045/306,897 shares)                   $       9.55
  Class K (based on $16,502,367/1,724,018 shares)                 $       9.57
  Class Y (based on $278,689,312/29,211,294 shares)               $       9.54
MAXIMUM OFFERING PRICE:
  Class A ($9.56 (divided by) 97.5%)                              $       9.81
================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 77

Statement of Operations

For the Year Ended 8/31/16

INVESTMENT INCOME:
  Interest                                                           $13,119,667
-------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 13,119,667
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 2,084,266
  Transfer agent fees
     Class A                                                              21,973
     Class C                                                               8,535
     Class C2                                                                 50
     Class K                                                                  70
     Class Y                                                               4,637
  Distribution fees
     Class A                                                             403,702
     Class C                                                             510,982
     Class C2                                                             16,206
  Shareholder communications expense                                     517,911
  Administrative expense                                                 210,768
  Custodian fees                                                         104,959
  Registration fees                                                      141,017
  Professional fees                                                       82,697
  Printing expense                                                        44,206
  Fees and expenses of nonaffiliated Trustees                             24,163
  Pricing expense                                                        188,489
  Miscellaneous                                                           35,837
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  4,400,468
-------------------------------------------------------------------------------------------------
         Net investment income                                                      $  8,719,199
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
  Net realized gain (loss) on:
     Investments                                                     $(1,227,264)
     Futures contracts                                                   161,400    $ (1,065,864)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 1,845,345
     Futures contracts                                                   (53,096)   $  1,792,249
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     futures contracts                                                              $    726,385
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $  9,445,584
=================================================================================================

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           8/31/16         8/31/15
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $   8,719,199   $    8,057,934
Net realized gain (loss) on investments                       (1,065,864)         (26,369)
Change in net unrealized appreciation (depreciation)
  on investments                                               1,792,249       (2,942,967)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                   $   9,445,584   $    5,088,598
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 and $0.16 per share, respectively)    $  (3,226,254)  $   (3,857,225)
      Class B ($0.00 and $0.01 per share, respectively)*              --             (556)
      Class C ($0.13 and $0.14 per share, respectively)       (1,384,199)      (1,385,207)
      Class C2 ($0.13 and $0.14 per share, respectively)         (44,578)         (43,711)
      Class K ($0.18 and $0.15 per share, respectively)**       (277,479)        (232,930)
      Class Y ($0.17 and $0.18 per share, respectively)       (4,913,027)      (6,537,851)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                $  (9,845,537)  $  (12,057,480)
==========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $ 320,569,300   $  419,733,984
Reinvestment of distributions                                  8,167,268        8,915,925
Cost of shares repurchased                                  (350,725,882)    (555,988,307)
------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                           $ (21,989,314)  $ (127,338,398)
------------------------------------------------------------------------------------------
      Net decrease in net assets                           $ (22,389,267)  $ (134,307,280)
NET ASSETS:
Beginning of year                                          $ 597,409,839   $  731,717,119
------------------------------------------------------------------------------------------
End of year                                                $ 575,020,572   $  597,409,839
------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                        $     435,630   $     (369,143)
==========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 79

-----------------------------------------------------------------------------------------------
                                Year Ended    Year Ended          Year Ended    Year Ended
                                8/31/16       8/31/16             8/31/15       8/31/15
                                Shares        Amount              Shares        Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                       7,920,973   $     75,411,797     11,066,821   $  106,653,121
Reinvestment of distributions       298,715          2,848,521        351,820        3,381,366
Less shares repurchased         (10,872,579)      (103,673,378)   (13,856,286)    (133,254,258)
-----------------------------------------------------------------------------------------------
      Net decrease               (2,652,891)  $    (25,413,060)    (2,437,645)  $  (23,219,771)
===============================================================================================
Class B*
Shares sold or exchanged                 --   $             --         21,021   $      202,928
Reinvestment of distributions            --                 --             49              470
Less shares repurchased                  --                 --       (101,871)        (982,225)
-----------------------------------------------------------------------------------------------
      Net decrease                       --   $             --        (80,801)  $     (778,827)
===============================================================================================
Class C
Shares sold                       5,709,801   $     54,341,633      7,678,685   $   73,790,849
Reinvestment of distributions       140,618          1,338,300        137,191        1,316,403
Less shares repurchased          (6,001,794)       (57,127,721)    (7,176,391)     (68,890,820)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      (151,375)  $     (1,447,788)       639,485   $    6,216,432
===============================================================================================
Class C2
Shares sold                         161,411   $      1,535,562        159,743   $    1,536,902
Reinvestment of distributions         1,951             18,584          2,323           22,293
Less shares repurchased            (171,799)        (1,636,013)      (150,877)      (1,448,428)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)        (8,437)  $        (81,867)        11,189   $      110,767
===============================================================================================
Class K**
Shares sold                       1,776,384   $     16,995,201      4,108,205   $   39,491,240
Reinvestment of distributions            --                 --             --               --
Less shares repurchased            (287,286)        (2,738,090)    (3,873,285)     (37,171,306)
-----------------------------------------------------------------------------------------------
      Net increase                1,489,098   $     14,257,111        234,920   $    2,319,934
===============================================================================================
Class Y
Shares sold                      18,121,505   $    172,285,107     20,606,071   $  198,058,944
Reinvestment of distributions       416,374          3,961,863        437,435        4,195,393
Less shares repurchased         (19,487,306)      (185,550,680)   (32,749,866)    (314,241,270)
-----------------------------------------------------------------------------------------------
      Net decrease                 (949,427)  $     (9,303,710)   (11,706,360)  $ (111,986,933)
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year        Year       Year
                                                             Ended        Ended      Ended       Ended      Ended
                                                             8/31/16      8/31/15    8/31/14     8/31/13    8/31/12
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.57     $   9.66   $    9.66   $   9.72   $  9.64
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.13(a)  $   0.10   $    0.13   $   0.21   $  0.28
   Net realized and unrealized gain (loss) on investments        0.01        (0.03)       0.02      (0.04)     0.10
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.14     $   0.07   $    0.15   $   0.17   $  0.38
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.15)    $  (0.16)  $   (0.15)  $  (0.23)  $ (0.30)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.01)    $  (0.09)  $      --   $  (0.06)  $  0.08
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.56     $   9.57   $    9.66   $   9.66   $  9.72
====================================================================================================================
Total return*                                                    1.50%        0.74%       1.58%      1.71%     4.00%
Ratio of total expenses to average net assets                    0.79%        0.82%       0.79%      0.88%     0.90%
Ratio of net investment income (loss) to average net assets      1.41%        1.12%       1.34%      1.95%     2.94%
Portfolio turnover rate                                            44%          48%         41%        28%       43%
Net assets, end of period (in thousands)                     $179,870     $205,451   $ 230,938   $169,587   $55,212
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.79%        0.82%       0.79%      0.98%     1.30%
   Net investment income (loss) to average net assets            1.41%        1.12%       1.34%      1.85%     2.54%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 81

--------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year        Year       Year
                                                             Ended        Ended      Ended       Ended      Ended
                                                             8/31/16      8/31/15    8/31/14     8/31/13    8/31/12
--------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.55     $   9.65   $    9.65   $   9.70   $  9.62
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.11(a)  $   0.08   $    0.11   $   0.15   $  0.20
   Net realized and unrealized gain (loss) on investments        0.01        (0.04)       0.02      (0.04)     0.10
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12     $   0.04   $    0.13   $   0.11   $  0.30
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.13)    $  (0.14)  $   (0.13)  $  (0.16)  $ (0.22)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.01)    $  (0.10)  $      --   $  (0.05)  $  0.08
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.54     $   9.55   $    9.65   $   9.65   $  9.70
====================================================================================================================
Total return*                                                    1.25%        0.40%       1.31%      1.09%     3.18%
Ratio of total expenses to average net assets                    1.05%        1.06%       1.06%      1.53%     1.71%
Ratio of net investment income (loss) to average net assets      1.16%        0.87%       1.07%      1.39%     2.08%
Portfolio turnover rate                                            44%          48%         41%        28%       43%
Net assets, end of period (in thousands)                     $ 97,028     $ 98,585   $  93,355   $ 52,072   $24,830
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.05%        1.06%       1.06%      1.54%     1.71%
   Net investment income (loss) to average net assets            1.16%        0.87%       1.07%      1.38%     2.08%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/16

-------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year
                                                             Ended        Ended      Ended         8/1/13
                                                             8/31/16      8/31/15    8/31/14       to 8/31/13
-------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $   9.56     $   9.65   $    9.65     $  9.65
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.11(a)  $   0.08   $    0.13     $  0.02
   Net realized and unrealized gain (loss) on investments        0.01        (0.03)       0.00(b)    (0.01)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12     $   0.05   $    0.13     $  0.01
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.13)    $  (0.14)  $   (0.13)    $ (0.01)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.01)    $  (0.09)  $      --     $    --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.55     $   9.56   $    9.65     $  9.65
=============================================================================================================
Total return*                                                    1.28%        0.51%       1.37%       0.15%
Ratio of total expenses to average net assets                    1.04%        1.04%       1.05%       1.01%**
Ratio of net investment income (loss) to average net assets      1.17%        0.90%       1.13%       2.07%**
Portfolio turnover rate                                            44%          48%         41%         28%**
Net assets, end of period (in thousands)                     $  2,930     $  3,014   $   2,934     $    26
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 83

--------------------------------------------------------------------------------------
                                                             Year Ended   12/1/14 to
                                                             8/31/16      8/31/15
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  9.58      $   9.65
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.17(a)   $  (0.18)
  Net realized and unrealized gain (loss) on investments        0.00(b)       0.26
--------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.17      $   0.08
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.18)     $  (0.15)
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.01)     $  (0.07)
--------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.57      $   9.58
======================================================================================
Total return*                                                   1.81%         0.84%***
Ratio of total expenses to average net assets                   0.50%         0.50%**
Ratio of net investment income (loss) to average
  net assets                                                    1.74%         1.26%**
Portfolio turnover rate                                           44%           48%
Net assets, end of period (in thousands)                     $16,502      $  2,251
======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/16

---------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year        Year       Year
                                                             Ended        Ended      Ended       Ended      Ended
                                                             8/31/16      8/31/15    8/31/14     8/31/13    8/31/12
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.55     $   9.64   $    9.64   $   9.70   $   9.63
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.15(a)  $   0.11   $    0.16   $   0.24   $   0.31
   Net realized and unrealized gain (loss) on investments        0.01        (0.02)       0.02      (0.04)      0.09
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.16     $   0.09   $    0.18   $   0.20   $   0.40
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.17)    $  (0.18)  $   (0.18)  $  (0.26)  $  (0.33)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.01)    $  (0.09)  $      --   $  (0.06)  $   0.07
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.54     $   9.55   $    9.64   $   9.64   $   9.70
=====================================================================================================================
Total return*                                                    1.71%        0.97%       1.84%      2.03%      4.24%
Ratio of total expenses to average net assets                    0.59%        0.60%       0.57%      0.59%      0.61%
Ratio of net investment income (loss) to average net assets      1.61%        1.33%       1.57%      2.34%      3.18%
Portfolio turnover rate                                            44%          48%         41%        28%        43%
Net assets, end of period (in thousands)                     $278,689     $288,108   $ 403,710   $264,018   $132,645
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 85

Notes to Financial Statements | 8/31/16

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class K shares commenced operations on December 1, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements:

86 Pioneer Short Term Income Fund | Annual Report | 8/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 87 comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At August 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/16

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from (U.S. GAAP). Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2016, the Fund reclassified $667,204 to decrease paid in capital, $1,931,111 to increase undistributed net investment income, and $1,263,907 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2016, the Fund was permitted to carry forward indefinitely $3,687,677 of short-term losses and $7,151,995 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2016, the Fund had a net capital loss

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 89 carryforward of $2,617,353 of which the following amounts will expire between 2017 and 2019 if not utilized: $566,527 in 2017, $1,062,928 in 2018 and $987,898 in 2019.

     The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

     --------------------------------------------------------------------------------
                                                              2016               2015
     --------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                    $9,845,537        $12,057,480
     --------------------------------------------------------------------------------
          Total                                         $9,845,537        $12,057,480
     ================================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2015:

     ---------------------------------------------------------------------------------
                                                                                 2016
     ---------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                       $  1,216,516
     Capital loss carryforward                                            (13,457,025)
     Current year dividend payable                                           (141,721)
     Unrealized depreciation                                               (1,789,242)
     ---------------------------------------------------------------------------------
          Total                                                          $(14,171,472)
     =================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the market to market of futures contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,521 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2016.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All

90 Pioneer Short Term Income Fund | Annual Report | 8/31/16 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 91

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended August 31, 2016, the Fund had no open repurchase agreements.

92 Pioneer Short Term Income Fund | Annual Report | 8/31/16

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2016 was $343,000 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended August 31, 2016 was $38,647,929.

     At August 31, 2016, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------
                                   Number of                                  Unrealized
                                   Contracts      Settlement                  Appreciation
     Description     Counterparty  Long/(Short)   Month        Value          (Depreciation)
     ---------------------------------------------------------------------------------------
     U.S. Treasury
      2 Year Note    Citibank NA   487            12/16        $106,318,188   $(53,096)
     ---------------------------------------------------------------------------------------
          Total                                                $106,318,188   $(53,096)
     =======================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 93

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,737 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $182,835
Class C                                                                   51,680
Class C2                                                                   1,375
Class K                                                                       48
Class Y                                                                  281,973
--------------------------------------------------------------------------------
  Total                                                                 $517,911
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account

94 Pioneer Short Term Income Fund | Annual Report | 8/31/16 maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,689 in distribution fees payable to PFD at August 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2016, CDSCs in the amount of $13,136 were paid to PFD.

5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 95

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2016 was as follows:

------------------------------------------------------------------------------------
                                                   Foreign
Statement of                 Interest    Credit    Exchange    Equity      Commodity
Assets and Liabilities       Rate Risk   Risk      Rate Risk   Risk        Risk
------------------------------------------------------------------------------------
Liabilities
 Net unrealized
   depreciation of
   futures contracts*        $(53,096)   $--       $--         $--         $--
------------------------------------------------------------------------------------
   Total Value               $(53,096)   $--       $--         $--         $--
====================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2016 was as follows:

------------------------------------------------------------------------------------
                                                   Foreign
Statement of                 Interest    Credit    Exchange    Equity      Commodity
Operations                   Rate Risk   Risk      Rate Risk   Risk        Risk
------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts           $161,400    $--       $--         $--         $--
------------------------------------------------------------------------------------
   Total Value               $161,400    $--       $--         $--         $--
====================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts           $(53,096)   $--       $--         $--         $--
------------------------------------------------------------------------------------
   Total Value               $(53,096)   $--       $--         $--         $--
====================================================================================

96 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Short Term Income Fund (the "Fund"), as of August 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
October 24, 2016

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 97

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 79.09%.

98 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/16 99

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since       Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board        2006.               present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
and Trustee                  Serves until a      Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                             successor trustee   Inc. (technology products for securities       processing provider for financial
                             is elected or       lending industry); and Senior Executive Vice   services industry) (2009 -
                             earlier retirement  President, The Bank of New York (financial     present); Director, Quadriserv,
                             or removal.         and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                Commissioner, New Jersey State
                                                                                                Civil Service Commission (2011 -
                                                                                                present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since       Managing Partner, Federal City Capital         Director of New York Mortgage Trust
Trustee                      2005.               Advisors (corporate advisory services          (publicly-traded mortgage REIT)
                             Serves until a      company) (1997 - 2004 and 2008 - present);     (2004 - 2009, 2012 - present);
                             successor trustee   Interim Chief Executive Officer, Oxford        Director of The Swiss Helvetia
                             is elected or       Analytica, Inc. (privately-held research and   Fund, Inc. (closed-end fund) (2010
                             earlier retirement  consulting company) (2010); Executive Vice     - present); Director of Oxford
                             or removal.         President and Chief Financial Officer,         Analytica, Inc. (2008 - present);
                                                 I-trax, Inc. (publicly traded health care      and Director of Enterprise
                                                 services company) (2004 - 2007); and           Community Investment, Inc.
                                                 Executive Vice President and Chief Financial   (privately-held affordable housing
                                                 Officer, Pedestal Inc. (internet-based         finance company) (1985 - 2010)
                                                 mortgage trading company) (2000 - 2002);
                                                 Private consultant (1995 - 1997), Managing
                                                 Director, Lehman Brothers (investment banking
                                                 firm) (1992 - 1995); and Executive, The World
                                                 Bank (1979 - 1992)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since       William Joseph Maier Professor of Political    Trustee, Mellon Institutional Funds
Trustee                      2008.               Economy, Harvard University (1972 - present)   Investment Trust and Mellon
                             Serves until a                                                     Institutional Funds Master
                             successor trustee                                                  Portfolio (oversaw 17 portfolios in
                             is elected or                                                      fund complex) (1989 - 2008)
                             earlier retirement
                             or removal.
-----------------------------------------------------------------------------------------------------------------------------------

100 Pioneer Short Term Income Fund | Annual Report | 8/31/16

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since       Founding Director, Vice President and          None
Trustee                      2004.               Corporate Secretary, The Winthrop Group, Inc.
                             Serves until a      (consulting firm) (1982 - present); Desautels
                             successor trustee   Faculty of Management, McGill University
                             is elected or       (1999 - present); and Manager of Research
                             earlier             Operations and Organizational Learning, Xerox
                             retirement or       PARC, Xerox's advance research center (1990 -
                             removal.            1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since       President and Chief Executive Officer,         Director of New America High Income
Trustee                      2004.               Newbury Piret Company (investment banking      Fund, Inc. (closed-end investment
                             Serves until a      firm) (1981 - present)                         company) (2004 - present); and
                             successor trustee                                                  Member, Board of Governors,
                             is elected or                                                      Investment Company Institute (2000
                             earlier                                                            - 2006)
                             retirement or
                             removal.
-----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since       Consultant (investment company services)       None
Trustee                      2014.               (2012 - present); Executive Vice President,
                             Serves until a      BNY Mellon (financial and investment company
                             successor trustee   services) (1969 - 2012); Director, BNY
                             is elected or       International Financing Corp. (financial
                             earlier             services) (2002 - 2012); and Director, Mellon
                             retirement or       Overseas Investment Corp. (financial
                             removal.            services) (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/16 101

Interested Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since       Director and Executive Vice President (since   None
Trustee                      2014.               2008) and Chief Investment Officer, U.S.
                             Serves until a      (since 2010) of PIM-USA; Executive Vice
                             successor trustee   President of Pioneer (since 2008); Executive
                             is elected or       Vice President of Pioneer Institutional
                             earlier             Asset Management, Inc. (since 2009); and
                             retirement or       Portfolio Manager of Pioneer (since 1999)
                             removal.
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

102 Pioneer Short Term Income Fund | Annual Report | 8/31/16

Advisory Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.         (healthcare workers union pension funds)       investment companies (5
                                                 (2001 - present); Vice President -             portfolios) (Sept. 2015 - present)
                                                 International Investments Group, American
                                                 International Group, Inc. (insurance
                                                 company) (1993 - 2001); Vice President
                                                 Corporate Finance and Treasury Group,
                                                 Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton,
                                                 Inc. (investment bank) (1987 - 1988); and
                                                 Mortgage Strategies Group, Drexel Burnham
                                                 Lambert, Ltd. (investment bank) (1986 -
                                                 1987)
-----------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/16 103

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)           Since 2014. Serves  Chair, Director, CEO and President of Pioneer  Trustee of Pioneer closed-end
President and                at the discretion   Investment Management-USA (since September     investment companies (5
Chief Executive Officer      of the Board.       2014); Chair, Director, CEO and President of   portfolios) (Sept. 2015 - present)
                                                 Pioneer Investment Management, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Pioneer Funds Distributor, Inc.
                                                 (since September 2014); Chair, Director, CEO
                                                 and President of Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014); and
                                                 Chair, Director, and CEO of Pioneer
                                                 Investment Management Shareholder Services,
                                                 Inc. (since September 2014); Managing
                                                 Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); and Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)   Since 2004. Serves  Vice President and Associate General Counsel   None
Secretary and                at the discretion   of Pioneer since January 2008; Secretary and
Chief Legal Officer          of the Board.       Chief Legal Officer of all of the Pioneer
                                                 Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003
                                                 to May 2010; and Vice President and Senior
                                                 Counsel of Pioneer from July 2002 to December
                                                 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)       Since 2010. Serves  Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion   December 2006 and Assistant Secretary of all
                             of the Board.       the Pioneer Funds since June 2010; Manager -
                                                 Fund Governance of Pioneer from December 2003
                                                 to November 2006; and Senior Paralegal of
                                                 Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves  Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion   Assistant Secretary of all the Pioneer Funds
                             of the Board.       since June 2010; and Counsel of Pioneer from
                                                 June 2007 to May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves  Vice President - Fund Treasury of Pioneer;     None
Treasurer and                at the discretion   Treasurer of all of the Pioneer Funds since
Chief Financial and          of the Board.       March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                               March 2004 to February 2008; and Assistant
                                                 Treasurer of all of the Pioneer Funds from
                                                 March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------------

104 Pioneer Short Term Income Fund | Annual Report | 8/31/16

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2004. Serves  Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion   Assistant Treasurer of all of the Pioneer
                             of the Board.       Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2004. Serves  Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion   Pioneer; and Assistant Treasurer of all of
                             of the Board.       the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves  Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion   of Pioneer since November 2008; Assistant
                             of the Board.       Treasurer of all of the Pioneer Funds since
                                                 January 2009; and Client Service Manager -
                                                 Institutional Investor Services at State
                                                 Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves  Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion   all the Pioneer Funds since March 2010;
                             of the Board.       Chief Compliance Officer of Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Pioneer since October 2005;
                                                 and Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003
                                                 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)         Since 2006. Serves  Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion   Pioneer and Anti-Money Laundering Officer of
Officer                      of the Board.       all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/16 105

                           This page for your notes.

106 Pioneer Short Term Income Fund | Annual Report | 8/31/16

                           This page for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/16 107

                           This page for your notes.

108 Pioneer Short Term Income Fund | Annual Report | 8/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19427-10-1016

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $47,962 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $45,071 for the year ended August 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $7,128
payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $7,100 for the year ended August 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,128 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $7,100 for the year ended August 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 27, 2016

* Print the name and title of each signing officer under his or her signature.